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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-22691

The First Western Funds Trust
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

Linda J. Hoard, Esq.

c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246
Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

First Western Fixed Income Fund

First Western Short Duration Bond Fund

First Western Short Duration
High Yield Credit Fund

ANNUAL REPORT

August 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting the Funds at 1-800-292-6775 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by contacting the Funds at 1-800-292-6775. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with the Fund complex or at your financial intermediary.

FIRST WESTERN FUNDS
Letter to Shareholders
September 30, 2020

“A House Divided”

Harvard or Yale, Dodgers or Yankees, Coke or Pepsi, East Coast or West Coast, Democrat or Republican. These are only a few of the long-running, polarizing debates that have passionate proponents on both sides. In the world of finance, nearing the top of the list of these great debates is the argument over whether inflation or deflation lies ahead.

There are numerous reasons for this divide, some of which can be traced to the disparate schools of economic thought - Keynesian or Monetarist. Milton Friedman, the free-market capitalist and economist most associated with monetary theory, famously stated that “Inflation is always and everywhere a monetary phenomenon in the sense that it is and can be produced only by a more rapid increase in the quantity of money than in output.” Having been a dominant economic theory for decades, Milton Friedman and the monetarists lost credibility in the aftermath of the Great Financial Crisis (“GFC”) and the Fed’s Great Monetary Experiment. Despite the Federal Reserve’s massive expansion of money and balance sheet, no meaningful inflation ensued. In fact, in this latest round of monetary stimulus, the U.S. money supply grew 20% from the end of 2019 through the end of July. However, inflation rose just 1.3% for the 12 months ended in August, well below the 2.3% increase registered during the 2019 calendar year.

Thus, the sizable money printing has not yet sparked inflation. A primary reason is the falling velocity of money, a measurement of the rate at which money is exchanged in an economy. During the 1990s the velocity of money rose above 2.0 and reached a peak of near 2.2 before steadily dropping over the past two decades. This year, the velocity has plummeted toward 1.0 in an unprecedented fashion, ending the second quarter at a multi-decade low of 1.1. With the pandemic and resulting quarantines forcing much of the economy to abruptly stop, most people opted to hold onto their money and limit their transactions. This velocity should rebound as the economic recovery continues, but to date it has held back the inflationary impact from the Fed’s stimulus actions.

The Keynesian framework differs from that of the monetarist in that John Maynard Keynes believed the adjustment of fiscal policies could best impact GDP. Thus, increasing government spending and the budget deficit would be the recommendation in recessionary times. Keynesians believe that inflation is caused by cost-push factors, such as higher wages and input costs.

It quickly becomes apparent that both schools of thought have shortcomings and economists need to update their framework for inflation. Many of the “rules” that historically guided policy makers have lost all credibility. Case in point, the Phillips Curve, which posits that as employment improves and the hiring of new workers becomes more challenging, wages should increase as employers bid up the remaining scarce resource. However, over the last couple of decades the Phillips Curve has flattened dramatically with little apparent trade-off between employment and inflation.

Tasked with the dual mandate of full employment and stable prices, the Fed’s ability to attain its goals may be near impossible if it does not have a clear understanding of the drivers of inflation. An equally troubling argument can be made concerning the ability to properly measure inflation. Already, there are countless releases aimed at measuring the changes in prices. CPI, PPI, and PCE indices are but a few, each containing a core component (without food and energy prices) and all having drawbacks. The Cleveland Fed once explained that CPI measures what households are buying and PCE looks at what businesses are selling. Due to its broader nature and its ability to capture changes in consumer behavior, the Fed has adopted the Core PCE Price Index as its preferred measure. Similar to most other price measures, though, Core PCE has also fallen well short of the Fed’s long held 2% target inflation rate.

Responding to the ongoing lack of inflation, the Fed announced a major policy change, in which it altered its 2% price target from a ceiling to an average rate. Thus, although the Fed has been unable to reach its stated 2% target for more than a decade, in its perverse “wisdom” it now believes it can let inflation run hot enough to attain an average 2% rate to make up for years of shortfalls. For example, following a decade of 1% inflation, a decade of 3% inflation would be required to reach the Fed’s average 2% target. And despite the Fed’s continued inability to properly predict inflation or achieve its 2% target, it has the audacity to believe that if inflation becomes worrisome, it can effectively contain it and manage it lower whenever necessary.

With that background, what lies ahead? Will there be further disinflation, or even deflation? Or will inflation finally return?

There are many pundits that passionately believe lower price levels are the most probable outcome. They point out that Quantitative Easing (“QE”) was not inflationary during the GFC and will not prompt higher prices during the current QE phase. This monetary tool does not actually print money, but rather provides liquidity to financial institutions in exchange for various financial assets. Though this may generate asset inflation, it does not filter through to system-wide inflation. An additional argument for tamer prices is based upon the slack in the economy. Following the shutdown of much of the economy and the surge in unemployment, it will take many years to get back to full employment and higher capacity utilization, thus limiting any pricing pressures. One of the more powerful arguments for disinflation or deflation is based on the impact of the massive debt overload. Dr. Lacy Hunt has long argued that there are diminishing returns to debt. Thus, higher levels of corporate and government debt will not improve productivity, but rather lead to a decrease in savings and a further reduction in per capita growth.

More concerning is that the combination of massive debt levels and a deflationary environment could result in a massive wave of defaults as many companies and households will not to be able to service the growing debt, leading to slower growth and a potential downward spiral. Therefore, the Fed’s goal of creating a positive inflationary backdrop has grown in importance. That, in turn, increases the likelihood that extreme monetary policy measures are likely to continue and may ensure movement toward the inflation target.

Others contend that decades of disinflation, aided by advancements in capital deployment (internet) and globalization, may be nearing an end. The pandemic and economic nationalism will lead to further deglobalization. Bringing manufacturing back to the U.S., while possibly comforting for national security reasons or during a pandemic, is certain to inflate production costs. Many argue that a political shift to progressive leadership will hasten the move back to labor and away from capital. This, too, will likely lead to an increase in price levels. Whether the election ends with a Democratic or Republican controlled White House or Congress, neither federal debt accumulation nor budget deficits are likely to change meaningfully. Though spending priorities may differ, the desire to spend is the same.

Since the GFC, monetary policy has largely supplanted fiscal policy as the primary method for stimulating the economy. In fact, in the aftermath of the previous crisis, the very slow recovery has been interpreted by some economists as partially due to monetary policy that was too restrictive. This may run counter to what most would assume since rates went to zero and the Fed’s balance sheet expanded. Interestingly, the response following the COVID-19 shutdown was much quicker and more expansive. It appears that the Fed now understands that policy responses must be much bolder to avoid deflation and engender a faster and more robust recovery. However, it has become increasingly clear that there are limits to what the Fed can achieve on its own, and there are drawbacks to relying solely on the Fed. Importantly, the central bank’s extreme monetary accommodations and backstop for numerous parts of the financial market have further widened the divide between Main Street and Wall Street, worsening income and wealth inequality. With the Fed having reached the zero bound of interest rates and largely exhausted its toolbox, Congress must rise to the challenge and provide needed fiscal stimulus and targeted solutions if it aims to aid the recovery and tackle the issue of inequality.

The days of the hawkish Fed are gone and the desire to exceed the 2% target has become the primary goal. The dovish Fed is determined to increase inflation and will employ creative methods to do so. In additions, Washington has assumed a new town with respect to expansionary fiscal policy. Consequently, it seems that finally the stars may be sufficiently aligned to all the U.S. the opportunity to elevate inflation. Financial markets appear to understand the lengths to which the Fed and government will go in order to provide support to the economy. Breakeven inflation rates have moved higher and the yield curve has steepened, both signs that market participants expect the Fed to have some degree of success in elevating prices. While much work needs to be done to better understand inflation, the importance of avoiding deflation will be the paramount driver of both monetary and fiscal policy in the years ahead. Fiscal and monetary discipline is gone and the probability of higher inflation outweighs the arguments for lower prices.

Barry P. Julien, CFA®
President, Chief Investment Officer & Portfolio Manager

The First Western Fixed Income Fund (FWFIX)

The momentum of the economic recovery has become less clear as the stimulus payments have ceased and the bounce back of some indicators has slowed. While the negotiations for another aid package have stalled, with a meaningful gap between the size and recipients favored by both parties, the market has turned its focus to the upcoming presidential election. Although differing tax and regulatory policies from the candidates were originally thought to be a major driver in financial markets, many analysts have begun to view a win by either presidential candidate as likely to result in significant government fiscal support and beneficial to the rally in risk assets. Investors were comforted by the continuing improvement in the employment sector and the expansion in both manufacturing and services. With the Federal Reserve having shifted its focus to attaining an average 2% inflation rate, which would entail allowing prices to run above that figure for a period of time, the expectation is that the central bank will leave short-term rates near zero for the next several years. As such, stronger economic growth will put upward pressure on intermediate and longer rates and steepen the yield curve. Though modest, this change in yield curve shape began during the quarter as investor demand for safety has waned. With corporate bond issuance establishing a new all-time high for the quarter and year, investors demand for yield has yet to dissipate. Over the past fiscal year, the Fund adjusted sector allocations in anticipation of an economic slowdown. By the end of 2019, the corporate bond allocation had moved from an overweight to an underweight position, and this portfolio strategy to reduce risk continued early in 2020 as the expectation for economic fallout from COVID-19 caused additional concern. Concurrently, the Fund’s position in U.S. Treasuries was steadily increased. However, upon announcement of the numerous Fed programs to support numerous bond market sectors, the Fund reversed course and increased corporate bond holdings and reduced the Treasury weighting. While these moves proved beneficial initially, the quick bounce back in financial markets and the lack of portfolio duration negatively impacted performance over the past year. As such, for the fiscal year ended August 31, 2020, the Fund generated a net return 5.45%, trailing the 6.47% gain for the Bloomberg Barclays Aggregate Bond Index. Having started the fiscal year at $76.6 million, the Fund experienced an increase in assets, ending August 2020 at $96.4 million.

The First Western Short Duration Bond Fund (FWSBX)

As economic growth improved and the demand for safe havens dissipated, the yield curve steepened. However, as the Fed had clearly stated its intention to maintain short rates near zero for the foreseeable future, the front end of the benchmark yield curve remained anchored and the move higher in rates occurred further out the maturity spectrum. Therefore, the shorter maturity universe experienced reduced rate volatility, which is expected to continue. As such, the relative stability in this part of the market favored strategies with enhanced yields. Over the fiscal year, the Fund reduced risk due to the expectation of a recession and the negative impact from the corona virus. As the market recovered late in March, risk was modestly increased as the enormity of the government support provided comfort. Thus, while the overweight to corporate bonds and mortgage- backed securities, as well as an underweight in U.S. Treasuries, has been beneficial of late, it detracted from performance meaningfully during the first quarter downturn. In addition, the lack of portfolio duration has hurt Fund performance. Portfolio duration, though, remains below that of the index. While there was an effort to lengthen maturities, some of this was offset due to the increase in mortgage refinancing and the concurrent shortening of the mortgage-backed security holdings. For the fiscal year ended August 31, 2020, the portfolio generated a net return 2.95%, trailing the gain of 3.66% for the ICE BofA 1-3 Year U.S. Corporate & Government Index. From $113.0 million at end of August 2019, the Fund experienced decent inflows and finished the fiscal year at $125.8 million.

The First Western Short Duration High Yield Credit Fund (FWSHX)

High yield investors continued their purchasing spree in the third quarter but a slower pace relative to the prior quarter. Some of the enthusiasm was tempered due to mounting concerns over the election, corona virus infection rates, and the fiscal stimulus package impasse. Accordingly, risk appetite steadily diminished in high yield, most notably in the perceived higher risk sectors including Energy, Automotive, and sub-segments of the Media space such as Theaters, Radio, and Broadcasters. Despite a more cautious mindset, the ongoing demand for enhanced yields led market participants to add $10.7 billion into the asset class. The capital contribution aided the red-hot new issue market, as corporations raised or refinanced $132 billion of debt in the quarter, slightly below the record-breaking issuance established in the second quarter. Over the past year, the Fund benefited from sector rotations that avoided those industries most vulnerable to the pandemic. Specifically, the Fund reduced its exposure to the Transportation, Gaming & Leisure, Energy and Basic Material sectors, due to the expectation that companies in these areas may be most impacted by the outbreak. As the market readjusted expectations, the Fund methodically took advantage of the sharp sell-off and purchased well-capitalized companies at deep discounts to their intrinsic value. In addition, the Fund’s healthy exposure to Financials, Telecommunications, and Consumer Non-Cyclicals provided attractive value-add relative to the risk profile. For the fiscal year ended August 31, 2020, the First Western Short Duration High Yield Credit Fund generated a net return of 2.27%, beating the 0.43% gain for the ICE BofA 1-5 Year U.S. Cash Pay High Yield Constrained Index. Having begun the year at $45.8 million, moderate outflows caused the Fund to end the year at $41.9 million.

FIRST WESTERN FIXED INCOME FUND

Performance Information
August 31, 2020 (Unaudited)

Comparison of the Change in Value of a $100,000 Investment
in First Western Fixed Income Fund - Institutional Shares versus the
Bloomberg Barclays U.S. Aggregate Bond Index

Average Annual Total Returns (for periods ended August 31, 2020)
	1 Year	5 Years	Since Inception (b)
First Western Fixed Income Fund - Institutional Shares (a)	5.45%	4.29%	3.64%
Bloomberg Barclays U.S. Aggregate Bond Index (c)	6.47%	4.33%	3.30%

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Represents the period from the commencement of operations (November 1, 2012) through August 31, 2020.
(c)

The Bloomberg Barclays U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with index components for U.S. government, agency and corporate securities. The Fund does not invest solely in securities included in the Bloomberg Barclays U.S. Aggregate Bond Index and may invest in other types of securities.

FIRST WESTERN SHORT DURATION BOND FUND

Performance Information
August 31, 2020 (Unaudited)

Comparison of the Change in Value of a $100,000 Investment
in First Western Short Duration Bond Fund - Institutional Shares
versus the ICE BofA U.S. Corp./Govt. 1-3 Years Bond Index

Average Annual Total Returns (for periods ended August 31, 2020)
	1 Year	5 Years	Since Inception (b)
First Western Short Duration Bond Fund - Institutional Shares (a)	2.95%	2.49%	2.31%
ICE BofA U.S. Corp./Govt. 1-3 Years Bond Index (c)	3.66%	2.17%	1.73%

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Represents the period from the commencement of operations (April 26, 2013) through August 31, 2020.
(c)

The ICE BofA U.S. Corp./Govt. 1-3 Years Bond Index covers the U.S. investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities, with a remaining term to final maturity less than 3 years. The Fund does not invest solely in securities included in the ICE BofA U.S. Corp./Govt. 1-3 Years Bond Index and may invest in other types of securities.

FIRST WESTERN SHORT DURATION
HIGH YIELD CREDIT FUND

Performance Information
August 31, 2020 (Unaudited)

Comparison of the Change in Value of a $100,000 Investment
in First Western Short Duration High Yield Credit Fund - Institutional Shares versus the ICE BofA 1-5 Year U.S. Cash Pay High Yield Constrained Index

Average Annual Total Returns (for periods ended August 31, 2020)
	1 Year	3 Years	Since Inception (b)
First Western Short Duration High Yield Credit Fund - Institutional Shares (a)	2.27%	3.40%	4.91%
ICE BofA 1-5 Year U.S. Cash Pay High Yield Constrained Index (c)	0.43%	3.04%	5.72%

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Represents the period of the commencement of operations (October 1, 2015) through August 31, 2020.
(c)

The ICE BofA 1-5 Year U.S. Cash Pay High Yield Constrained Index covers the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period, with a remaining term to final maturity less than 5 years but caps issuer exposure at 2%. The Fund does not invest solely in securities included in the ICE BofA 1-5 Year U.S. Cash Pay High Yield Constrained Index and may invest in other types of securities.

FIRST WESTERN FIXED INCOME FUND

Portfolio Information
August 31, 2020 (Unaudited)

Portfolio Allocation (% of Net Assets)

Top 10 Long-Term Holdings

Security Description	% of Net Assets
GNMA, Series 2020-5, 3.500%, due 12/20/49	2.7%
U.S. Treasury Bonds, 2.875%, due 07/31/25	2.4%
U.S. Treasury Notes, 2.375%, due 05/15/29	2.2%
U.S. Treasury Notes, 2.875%, due 05/15/28	2.1%
U.S. Treasury Bonds, 3.000%, due 05/15/42	2.1%
U.S. Treasury Bonds, 2.500%, due 02/15/45	2.0%
U.S. Treasury Notes, 1.625%, due 02/15/26	2.0%
U.S. Treasury Bonds, 5.250%, due 11/15/28	1.7%
FHLMC, Series 4760-A, 3.000%, due 02/15/48	1.5%
Tennessee Valley Authority, 7.125%, due 05/01/30	1.5%

FIRST WESTERN SHORT DURATION BOND FUND

Portfolio Information
August 31, 2020 (Unaudited)

Portfolio Allocation (% of Net Assets)

Top 10 Long-Term Holdings

Security Description	% of Net Assets
U.S. Treasury Notes, 2.375%, due 01/31/23	2.5%
U.S. Treasury Notes, 2.500%, due 03/31/23	1.8%
FHLMC, Series 4674-VB, 3.500%, due 07/15/28	1.6%
California State Municipal Finance Authority Education, Revenue Bond, Series A, 5.000%, due 10/01/29	1.3%
GNMA, Series 2020-095-NB, 4.500%, due 07/20/50	1.3%
U.S. Treasury Notes, 2.875%, due 10/31/23	1.3%
U.S. Treasury Notes, 1.875%, due 07/31/22	1.3%
CPS Auto Trust, 144A, Series 2018-D, 4.340%, due 09/16/24	1.2%
GNMA, Series 2019-024-PE, 3.250%, due 02/20/49	1.2%
JPMorgan Mortgage Trust, 144A, Series 2017-2-A5, 3.500%, floating rate note, due 05/25/47	1.2%

FIRST WESTERN SHORT DURATION
HIGH YIELD CREDIT FUND

Portfolio Information
August 31, 2020 (Unaudited)

Portfolio Allocation (% of Net Assets)

Top 10 Long-Term Holdings

Security Description	% of Net Assets
American Airlines Group Pass-Through Certificates, Series 2014-1-B, 4.375%, due 04/01/24	1.6%
Park Intermediate Holdings, LLC, 144A, 7.500%, due 06/01/25	1.5%
CB Escrow Corporation, 144A, 8.000%, due 10/15/25	1.5%
Enterprise Development Authority (The), 144A, 12.000%, due 07/15/24	1.5%
Uber Technologies, Inc., 144A, 7.500%, due 05/15/25	1.5%
Carvana Company, 144A, 8.875%, due 10/01/23	1.5%
Dell International LLC, 144A, 7.125%, due 06/15/24	1.5%
Icahn Enterprises, L.P., 6.375%, due 12/15/25	1.5%
NewMark Group, Inc., 6.125%, due 11/15/23	1.5%
WPX Energy, Inc., 5.250%, due 09/15/24	1.5%

FIRST WESTERN FIXED INCOME FUND Schedule of Investments August 31, 2020
U.S. GOVERNMENT & AGENCIES — 22.5%	Coupon	Maturity	Par Value	Value
Federal Home Loan Bank — 1.0%
Federal Home Loan Bank	2.125%	03/10/23	$350,000	$367,044
Federal Home Loan Bank	3.250%	03/08/24	535,000	589,613
				956,657
Small Business Administration — 0.1%
SBA, Series 2009-20A-1	5.720%	01/01/29	52,558	58,419

Tennessee Valley Authority — 1.5%
Tennessee Valley Authority	7.125%	05/01/30	925,000	1,434,905

U.S. Treasury Bonds — 10.2%
U.S. Treasury Bonds	2.375%	08/15/24	500,000	542,715
U.S. Treasury Bonds	2.875%	07/31/25	2,062,000	2,324,744
U.S. Treasury Bonds	5.250%	11/15/28	1,212,000	1,669,767
U.S. Treasury Bonds	5.250%	02/15/29	1,005,000	1,393,848
U.S. Treasury Bonds	3.000%	05/15/42	1,500,000	1,988,906
U.S. Treasury Bonds	2.500%	02/15/45	1,595,000	1,957,987
				9,877,967
U.S. Treasury Notes — 9.7%
U.S. Treasury Notes	2.250%	11/15/25	899,000	989,673
U.S. Treasury Notes	1.625%	02/15/26	1,763,000	1,886,685
U.S. Treasury Notes	2.750%	02/15/28	1,000,000	1,163,516
U.S. Treasury Notes	2.875%	05/15/28	1,755,000	2,064,661
U.S. Treasury Notes	2.375%	05/15/29	1,860,000	2,138,201
U.S. Treasury Notes	1.625%	08/15/29	1,000,000	1,087,070
				9,329,806

Total U.S. Government & Agencies (Cost $19,676,437)				$21,657,754

MUNICIPAL BONDS — 0.9%	Coupon	Maturity	Par Value	Value
ABAG California Finance Authority for Nonprofit Corporations, Revenue Bond, Series 2017-B	2.500%	09/02/21	$175,000	$178,287
California State Health Facilities Financing Authority, Revenue Bond	2.704%	06/01/30	260,000	277,685

FIRST WESTERN FIXED INCOME FUND Schedule of Investments (Continued)
MUNICIPAL BONDS — 0.9% (Continued)	Coupon	Maturity	Par Value	Value
California State Housing Finance Agency, Revenue Bond	3.650%	08/01/25	$360,000	$392,857
Total Municipal Bonds (Cost $795,570)				$848,829

ASSET-BACKED SECURITIES — 3.6%	Coupon	Maturity	Par Value	Value
Centex Home Equity Loan Trust, Series 2004-D-AF6 (a)	5.170%	09/25/34	$468	$470
Countrywide Asset-Backed Certificates, Series 2005-1-AF5	5.497%	07/25/35	128,149	131,125
Countrywide Asset-Backed Certificates, Series 2004-6-2A3 (1MO LIBOR + 120) (b)	1.375%	11/25/34	285,892	278,243
DB Master Finance, LLC, 144A, Series 2019-1A-A2I (b)	3.787%	05/20/49	431,640	449,916
Domino’s Pizza Master Issuer, LLC, 144A, Series 2015-1A-A2II	4.474%	10/25/45	825,600	877,836
Focus Brands Funding, LLC, 144A, Series 2018-1-A-2	5.184%	10/30/48	756,525	625,979
Jack in the Box Funding, LLC, 144A, Series 2019-1A-A2I	3.982%	08/25/49	521,063	533,182
Long Beach Mortgage Loan Trust, Series 2004-4-1A1 (1MO LIBOR + 56) (b)	0.735%	10/25/34	541,147	477,855
New Century Home Equity Loan Trust, Series 2005-A-A4W (a)(b)	4.710%	08/25/35	127,817	129,517
Total Asset-Backed Securities (Cost $3,526,095)				$3,504,123

COLLATERALIZED MORTGAGE OBLIGATIONS — 34.3%	Coupon	Maturity	Par Value	Value
Federal Home Loan Mortgage Corporation — 8.6%
FHLMC, Series 2515-UP	5.500%	10/15/22	$21,246	$22,049
FHLMC, Series 3827-HA	3.500%	11/15/25	171,321	182,277
FHLMC, Series 4011-ML	3.000%	03/15/27	500,000	547,262
FHLMC, Series 4833-VA	4.000%	11/15/29	643,578	651,080
FHLMC, Series 2569-LD	5.500%	02/15/33	64,843	74,203

FIRST WESTERN FIXED INCOME FUND Schedule of Investments (Continued)
COLLATERALIZED MORTGAGE OBLIGATIONS — 34.3% (Continued)	Coupon	Maturity	Par Value	Value
Federal Home Loan Mortgage Corporation — 8.6% (Continued)
FHLMC, Series 3793-UA	4.000%	06/15/33	$66,977	$74,013
FHLMC, Pool #FG C91859	3.500%	12/01/35	538,270	582,117
FHLMC, Series 3919-BG	3.000%	08/15/39	104,829	105,781
FHLMC, Series 3622-WA	5.500%	09/15/39	404,195	456,004
FHLMC, Series 3843-JA	4.000%	04/15/40	47,446	49,817
FHLMC, Series 4088-PA	3.000%	12/15/40	491,492	512,336
FHLMC, Series 3940-PD	2.500%	02/15/41	475,716	495,829
FHLMC, Series 4017-MA	3.000%	03/15/41	50,187	51,090
FHLMC, Series 4226-AN	4.000%	04/15/41	214,238	223,332
FHLMC, Series 4077-AP	4.000%	01/15/42	92,708	99,333
FHLMC, Series 4799-MA	4.000%	03/15/42	115,345	115,489
FHLMC, Series 4673-KA	3.500%	08/15/42	171,895	175,118
FHLMC, Series 4183-PA	3.500%	01/15/43	119,670	124,773
FHLMC, Series 4566-CA	3.000%	01/15/43	726,516	747,245
FHLMC, Series 4772-CA	4.000%	01/15/43	211,790	214,707
FHLMC, Series 4886-LA	4.000%	03/15/43	447,984	452,184
FHLMC, Series 4769-L	4.000%	06/15/44	198,105	202,665
FHLMC, Series 4753-JA	3.000%	12/15/47	663,847	700,575
FHLMC, Series 4760-A	3.000%	02/15/48	1,357,499	1,468,267
				8,327,546
Federal National Mortgage Association — 3.7%
FNMA, Series 2005-80-BA	5.000%	04/25/29	38,016	42,629
FNMA, Series 2009-96	4.000%	11/25/29	201,237	217,464
FNMA, Pool #MA1201	3.500%	10/01/32	202,265	218,635
FNMA, Pool #MA0584	4.500%	10/01/40	32,308	34,212
FNMA, Series 2013-13-MA	4.000%	01/25/43	452,785	496,844
FNMA, Series 2016-49-LA	3.500%	01/25/43	543,305	564,893
FNMA, Series 2014-80-KA	2.000%	03/25/44	96,864	98,501
FNMA, Series 2016-24-HA	3.000%	04/25/44	532,783	548,991
FNMA, Series 2017-22-EC	3.000%	06/25/44	1,046,259	1,088,817
FNMA, Series 2016-89 CG	3.000%	04/25/46	243,624	260,105
				3,571,091
Government National Mortgage Association — 7.2%
GNMA, Series 2020-078-CB	5.000%	09/20/34	1,000,928	1,091,572
GNMA, Series 2009-104	4.500%	08/16/39	86,214	91,293
GNMA, Series 2011-138	4.000%	06/20/41	18,844	19,462
GNMA, Series 2015-185-P	2.750%	11/20/42	254,877	262,875

FIRST WESTERN FIXED INCOME FUND Schedule of Investments (Continued)
COLLATERALIZED MORTGAGE OBLIGATIONS — 34.3% (Continued)	Coupon	Maturity	Par Value	Value
Government National Mortgage Association — 7.2% (Continued)
GNMA, Series 2019-43-LA	4.000%	01/20/47	$146,886	$149,338
GNMA, Series 2017-84-JD	3.000%	05/20/47	290,798	307,376
GNMA, Series 2018-6-JA	2.750%	01/20/48	341,615	362,482
GNMA, Series 2019-099-JC	3.000%	08/20/49	501,064	524,107
GNMA, Series 2020-5	3.500%	12/20/49	2,446,449	2,610,819
GNMA, Series 2020-084-WA	3.500%	06/20/50	870,753	910,948
GNMA, Series 2020-095-NB	4.500%	07/20/50	533,897	581,265
				6,911,537
Non-Agency — 14.8%
ABN AMRO Mortgage Corporation, Series 2003-12-1A (b)	5.000%	12/25/33	187,085	193,630
Bank of America Funding Corporation, Series 2003-J-2A1 (b)	3.963%	11/25/33	461,861	437,193
Bank of America Funding Corporation, Series 2004-A-3A1 (b)	4.021%	02/25/34	155,526	153,273
Bank of America Funding Corporation, Series 2005-E 4A1 (b)	3.865%	03/20/35	8,971	9,100
Bear Stearns ALT-A Trust, Series 2003-6-2A1 (b)	3.678%	01/25/34	279,739	279,173
Countrywide Home Loans, Inc., Series 2003-49-A9 (b)	3.483%	12/19/33	60,804	61,842
Credit Suisse First Boston Mortgage Securities Company, Series 2002-AR31-4A2 (b)	4.245%	11/25/32	50,857	50,709
Credit Suisse First Boston Mortgage Securities Company, Series 2003-11-1A31	5.500%	06/25/33	36,451	37,229
Credit Suisse First Boston Mortgage Securitization, Series 2004-AR8 (b)	2.987%	09/25/34	99,721	99,657
HarborView Mortgage Loan Trust, Series 2003-1-A (b)	3.565%	05/19/33	92,330	93,095
HarborView Mortgage Loan Trust, Series 2004-4-2A (1MO LIBOR + 56) (b)	0.721%	06/19/34	111,836	111,293
Impac CMB Trust, Series 2004-10-4A (1MO LIBOR + 94) (b)	1.115%	03/25/35	81,078	76,988
Impac CMB Trust, Series 2005-4-2A1 (1MO LIBOR + 60) (b)	0.775%	05/25/35	390,048	365,278

FIRST WESTERN FIXED INCOME FUND Schedule of Investments (Continued)
COLLATERALIZED MORTGAGE OBLIGATIONS — 34.3% (Continued)	Coupon	Maturity	Par Value	Value
Non-Agency — 14.8% (Continued)
Impac CMB Trust, 144A, Series 2007-A-A (1MO LIBOR + 50) (b)	0.675%	05/25/37	$519,494	$503,176
Impac CMB Trust, 144A, Series 2007-A-M1 (1MO LIBOR + 80) (b)	0.975%	05/25/37	516,714	497,181
Impac Secured Assets Corporation, Series 2003-3-A1 (b)	5.005%	08/25/33	45,162	46,593
Impac Secured Assets Corporation, Series 2006-1-2A1 (3MO LIBOR + 35) (b)	0.525%	05/25/36	374,458	356,435
JPMorgan Alternative Loan Trust, Series 2005-A2-1A1 (1MO LIBOR + 52) (b)	0.695%	01/25/36	175,206	174,813
JPMorgan Mortgage Trust, Series 2003-A1 (b)	3.145%	10/25/33	180,108	179,692
JPMorgan Mortgage Trust, Series 2004-A1 (b)	2.909%	02/25/34	137,620	136,654
JPMorgan Mortgage Trust, Series 2004-A3-SF3 (b)	3.161%	06/25/34	128,052	123,474
JPMorgan Mortgage Trust, Series 2004-A4-2A2 (b)	3.057%	09/25/34	741,711	751,312
JPMorgan Mortgage Trust, Series 2004-A5-2A1 (b)	2.855%	12/25/34	46,930	48,472
JPMorgan Mortgage Trust, 144A, Series 2013-3-A3 (b)	3.385%	07/25/43	168,420	177,737
JPMorgan Mortgage Trust, 144A, Series 2017-2-A3 (b)	3.500%	05/25/47	288,617	296,644
JPMorgan Mortgage Trust, 144A, Series 2017-2-A5 (b)	3.500%	05/25/47	915,862	927,797
JPMorgan Mortgage Trust, 144A, Series 2017-4-A-6	3.000%	11/25/48	623,147	625,296
Master Adjustable Rate Mortgages Trust, Series 2003-3-2A1 (b)	2.198%	09/25/33	60,744	58,166
Master Asset Securitization Trust, Series 2004-1-3A7	5.250%	01/25/34	97,742	101,648
Merrill Lynch Mortgage Investors Trust, Series 2004-A3-1A (b)	3.559%	05/25/34	157,354	155,013
Merrill Lynch Mortgage Investors Trust, Series 2005-A1-1A (b)	3.639%	12/25/34	379,438	393,072

FIRST WESTERN FIXED INCOME FUND Schedule of Investments (Continued)
COLLATERALIZED MORTGAGE OBLIGATIONS — 34.3% (Continued)	Coupon	Maturity	Par Value	Value
Non-Agency — 14.8% (Continued)
Nationstar Mortgage Loan Trust, 144A, Series 2013-A-A (b)	3.750%	12/25/52	$70,093	$72,187
New Residential Mortgage Loan Trust, 144A, Series 2015-2A-A2	3.750%	08/25/55	406,770	439,154
New Residential Mortgage Loan Trust, 144A, Series 2017-3-A-1	4.000%	04/25/57	448,863	487,342
Opteum Mortgage Acceptance Corporation, Series 2005-5 (b)	5.850%	12/25/35	139,144	141,528
Pearl Street Mortgage Company Trust, 144A, Series 2018-2 (b)	3.500%	06/25/48	251,313	252,597
Sequoia Mortgage Trust, Series 2003-8-A1 (1MO LIBOR + 64) (b)	0.798%	01/20/34	497,225	487,129
Sequoia Mortgage Trust, Series 2004-6-A2 (1MO LIBOR + 56) (b)	0.718%	07/20/34	216,570	210,225
Sequoia Mortgage Trust, Series 2012-3-A21 (b)	3.000%	07/25/42	91,587	93,964
Sequoia Mortgage Trust, Series 2012-4-A2 (b)	3.000%	09/25/42	58,958	59,877
Sequoia Mortgage Trust, 144A, Series 2013-5-A-1	2.500%	05/25/43	403,515	413,366
Sequoia Mortgage Trust, Series 2013-6-A2	3.000%	05/25/43	638,047	667,534
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1-4A4 (b)	3.156%	02/25/34	164,469	160,473
Structured Asset Mortgage Investments II Trust, Series 2004-AR6 (1MO LIBOR + 70) (b)	0.861%	02/19/35	787,733	752,695
Structured Asset Mortgage Investments, Inc., Series 2003-AR4 (1MO LIBOR + 70) (b)	0.861%	01/19/34	47,783	46,040
Structured Asset Mortgage Investments, Inc., Series 2004-AR4-1A1 (1MO LIBOR + 70) (b)	0.861%	12/19/34	155,012	154,974

FIRST WESTERN FIXED INCOME FUND Schedule of Investments (Continued)
COLLATERALIZED MORTGAGE OBLIGATIONS — 34.3% (Continued)	Coupon	Maturity	Par Value	Value
Non-Agency — 14.8% (Continued)
Structured Asset Securities Corporation, Series 1998-11-2B1 (b)	3.727%	01/25/32	$13,444	$13,246
Structured Asset Securities Corporation, Series 1998-11-2B2 (b)	3.727%	01/26/32	34,954	33,956
Structured Asset Securities Corporation, Series 2003-9A (b)	2.989%	03/25/33	157,129	159,884
Structured Asset Securities Corporation, Series 2003-34A-5A4 (b)	3.581%	11/25/33	223,128	220,925
Wa-Mu Mortgage Pass-Through Certificates, Series 2003-S3-3A1	5.500%	05/25/33	73,767	77,664
Wa-Mu Mortgage Pass-Through Certificates, Series 2003-AR7 (b)	2.682%	08/25/33	683,000	666,882
Wa-Mu Mortgage Pass-Through Certificates, Series 2003-AR8-A (b)	2.867%	08/25/33	305,432	307,154
Wa-Mu Mortgage Pass-Through Certificates, Series 2002-AR2-A (COF 11 + 125) (b)	1.932%	02/27/34	127,444	122,928
Wa-Mu Mortgage Pass-Through Certificates, Series 2005-AR13 (1MO LIBOR + 78) (b)	0.955%	10/25/45	304,417	301,692
Wells Fargo Alternative Loan Trust, Series 2002-1-1A1	6.250%	08/25/32	417,605	437,341
				14,302,392

Total Collateralized Mortgage Obligations (Cost $32,450,946)				$33,112,566

FIRST WESTERN FIXED INCOME FUND Schedule of Investments (Continued)
CORPORATE BONDS — 36.6%	Coupon	Maturity	Par Value	Value
Communications — 3.3%
AT&T, Inc.	4.250%	03/01/27	$643,000	$753,786
CBS Corporation	7.875%	07/30/30	610,000	882,875
Sprint Spectrum Company, LLC, 144A	5.152%	03/20/28	682,000	801,759
T-Mobile USA, Inc., 144A	2.050%	02/15/28	756,000	774,363
				3,212,783
Consumer Discretionary — 2.7%
AutoZone, Inc.	3.750%	06/01/27	677,000	773,425
eBay, Inc.	3.600%	06/05/27	265,000	299,483
Ford Motor Credit Company	5.875%	08/02/21	450,000	459,367
Lowe’s Companies, Inc.	3.100%	05/03/27	278,000	310,395
McDonald’s Corporation, Series MTN	3.500%	07/01/27	690,000	788,818
				2,631,488
Consumer Staples — 2.1%
Bunge Ltd. Finance Corporation	1.630%	08/17/25	550,000	553,590
Clorox Company	1.800%	05/15/30	710,000	726,986
Dollar Tree, Inc.	4.200%	05/15/28	641,000	756,396
				2,036,972
Energy — 2.0%
Kinder Morgan Energy Partners, L.P.	4.250%	09/01/24	589,000	656,773
Magellan Midstream Partners, L.P.	5.000%	03/01/26	635,000	740,655
Newfield Exploration Company	5.375%	01/01/26	485,000	481,665
				1,879,093
Financials — 10.4%
Ares Capital Corporation	3.750%	02/01/22	450,000	455,625
Ares Capital Corporation	3.875%	01/15/26	769,000	777,066
Athene Global Funding, 144A	2.550%	06/29/25	691,000	716,927
Aviation Capital Group, LLC, 144A	3.875%	05/01/23	875,000	863,298
Bank of America Corporation	3.419%	12/20/28	685,000	766,126
BGC Partners, Inc.	3.750%	10/01/24	635,000	635,827
Fairfax Financial Holdings Ltd., 144A	4.875%	08/13/24	615,000	642,419
Fidelity National Financial, Inc.	3.400%	06/15/30	719,000	776,215
Goldman Sachs Group	3.800%	03/15/30	665,000	774,850
Icahn Enterprises, L.P.	6.375%	12/15/25	400,000	415,000
International Lease Finance Corporation	5.875%	08/15/22	601,000	650,563
Legg Mason, Inc.	4.750%	03/15/26	605,000	719,528
Morgan Stanley	4.000%	07/23/25	655,000	749,774
Raymond James Financial, Inc.	3.625%	09/15/26	350,000	400,097

FIRST WESTERN FIXED INCOME FUND Schedule of Investments (Continued)
CORPORATE BONDS — 36.6% (Continued)	Coupon	Maturity	Par Value	Value
Financials — 10.4% (Continued)
SVB Financial Group	3.500%	01/29/25	$605,000	$651,522
				9,994,837
Health Care — 3.1%
Boston Scientific Corporation	3.750%	03/01/26	641,000	733,980
Bristol-Myers Squibb Company	3.900%	02/20/28	600,000	700,347
HCA Healthcare, Inc.	5.250%	06/15/26	650,000	767,156
Mylan, Inc.	4.550%	04/15/28	664,000	777,550
				2,979,033
Industrials — 2.9%
Air Canada Pass-Through Certificates, 144A, Series 2013-1B	5.375%	11/15/22	473,100	427,283
Air Canada Pass-Through Certificates, 144A, Series 2013-1A	4.125%	11/15/26	565,789	517,707
American Airlines Group Pass-Through Certificates, 144A, Series 2013-1B	5.625%	01/15/21	165,536	144,403
American Airlines Group Pass-Through Certificates, Series 2019-1AA	3.150%	08/15/33	654,427	609,579
Roper Technologies, Inc.	2.950%	09/15/29	675,000	741,236
United Airlines, Inc., Series 2016-1B	3.650%	07/07/27	499,034	374,697
				2,814,905
Materials — 1.1%
Martin Marietta Materials, Inc.	3.500%	12/15/27	305,000	341,577
Packaging Corporation of America	3.400%	12/15/27	669,000	751,275
				1,092,852
Real Estate — 3.1%
American Campus Communities, Inc.	3.300%	07/15/26	739,000	791,535
Crown Castle International Corporation	4.000%	03/01/27	650,000	747,481
CyrusOne, L.P.	2.900%	11/15/24	589,000	629,017
Equinix, Inc.	5.375%	05/15/27	777,000	849,844
				3,017,877

FIRST WESTERN FIXED INCOME FUND Schedule of Investments (Continued)
CORPORATE BONDS — 36.6% (Continued)	Coupon	Maturity	Par Value	Value
Technology — 5.4%
Apple, Inc.	1.650%	05/11/30	$628,000	$651,141
Applied Materials, Inc.	1.750%	06/01/30	737,000	764,866
Autodesk, Inc.	4.375%	06/15/25	641,000	733,675
CA, Inc.	4.500%	08/15/23	725,000	771,230
Hewlett Packard Enterprise Company	6.200%	10/15/35	615,000	768,874
NVIDIA Corporation	2.850%	04/01/30	628,000	700,142
PayPal Holdings, Inc.	2.850%	10/01/29	685,000	759,050
				5,148,978
Utilities — 0.5%
Oncor Electric Delivery Company	7.000%	09/01/22	457,000	515,696

Total Corporate Bonds (Cost $33,547,004)				$35,324,514

FIRST WESTERN FIXED INCOME FUND Schedule of Investments (Continued)
MONEY MARKET FUNDS — 2.2%	Shares	Value
Invesco Short-Term Investments Trust - Institutional Class, 0.02% (c) (Cost $2,116,573)	2,116,573	$2,116,573

Total Investments at Value — 100.1% (Cost $92,112,625)		$96,564,359

Liabilities in Excess of Other Assets — (0.1%)		(136,197)

Net Assets — 100.0%		$96,428,162

144A - Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $12,067,549 as of August 31, 2020, representing 12.5% of net assets.

COF 11 - Cost of funds for the 11th District of San Francisco.
LIBOR - London Interbank Offered Rate.
(a) Step Coupon. Rate shown is the coupon in effect as of August 31, 2020.
(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of August 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(c) The rate shown is the 7-day effective yield as of August 31, 2020.
See accompanying notes to financial statements.

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments August 31, 2020
U.S. GOVERNMENT & AGENCIES — 9.1%	Coupon	Maturity	Par Value	Value
Federal Home Loan Bank — 0.7%
Federal Home Loan Bank	1.700%	01/13/23	$825,000	$829,148

Small Business Administration — 0.1%
SBA, Series 2002-20K	5.080%	11/01/22	26,416	27,231
SBA, Series 2007-20K-1	5.510%	11/01/27	52,703	58,101
				85,332
U.S. Treasury Notes — 8.3%
U.S. Treasury Notes	3.625%	02/15/21	709,000	720,300
U.S. Treasury Notes	1.875%	07/31/22	1,565,000	1,616,841
U.S. Treasury Notes	2.375%	01/31/23	2,925,000	3,082,904
U.S. Treasury Notes	2.500%	03/31/23	2,127,000	2,256,282
U.S. Treasury Notes	2.750%	07/31/23	1,100,000	1,183,187
U.S. Treasury Notes	2.875%	10/31/23	1,500,000	1,628,379
				10,487,893

Total U.S. Government & Agencies (Cost $11,177,471)				$11,402,373

MUNICIPAL BONDS — 2.2%	Coupon	Maturity	Par Value	Value
ABAG California Finance Authority for Nonprofit Corporations, Revenue Bond, Series 2017-B	2.250%	09/02/20	$835,000	$835,000
California State Municipal Finance Authority Education, Revenue Bond, Series A	5.000%	10/01/29	1,515,000	1,658,243
Louisiana State Local Government Environmental Facilities and Community Development Authority, Revenue Bond, Series 2010-A	5.875%	10/01/40	215,000	215,985
Total Municipal Bonds (Cost $2,678,904)				$2,709,228

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments (Continued)
ASSET-BACKED SECURITIES — 8.5%	Coupon	Maturity	Par Value	Value
Accredited Mortgage Loan Trust, Series 2004-3 2A2 (1MO LIBOR + 120) (a)	1.375%	10/25/34	$159,858	$160,226
ACE Securities Corporation, Series 2003-NC1 (1MO LIBOR + 84) (a)	1.015%	07/25/33	234,621	208,135
AmeriCredit Auto Receivable Trust, Series 2018-2-A3	3.150%	03/20/23	290,028	293,512
Argent Securities, Inc., Series 2004-W10-A2 (1MO LIBOR + 78) (a)	0.955%	10/25/34	515,804	503,617
Carvana Auto Receivables Trust, 144A, Series 2019-2A-A3	2.580%	03/15/23	859,164	860,530
Centex Home Equity Loan Trust, Series 2004-D-AF6 (b)	5.170%	09/25/34	210	212
Chesapeake Funding II, LLC, 144A, Series 2017-3A-A1	1.910%	08/15/29	126,959	127,334
Countrywide Asset-Backed Certificates, Series 2004-6-2A3 (1MO LIBOR + 120) (a)	1.375%	11/25/34	291,896	284,086
Countrywide Home Loans, Inc., Series 2004-6-2A5 (1MO LIBOR + 78) (a)	0.955%	11/25/34	1,113,317	1,055,417
CPS Auto Trust, 144A, Series 2017-D	3.010%	10/17/22	490,362	492,694
CPS Auto Trust, 144A, Series 2018-D	4.340%	09/16/24	1,500,000	1,545,719
DB Master Finance, LLC, 144A, Series 2019-1A-A2I (a)	3.787%	05/20/49	830,610	865,778
First Investors Auto Owner Trust, 144A, Series 2017-2A-B	2.650%	11/15/22	682,550	684,398
Flagship Credit Auto Trust, 144A, Series 2016-3-C	2.720%	07/15/22	267,641	268,364
Honda Auto Receivables Owner Trust, Series 2017-4-A4	2.210%	03/21/24	335,000	339,006
Hyundai Auto Receivables Trust, Series 2016-B-C	2.190%	11/15/22	260,000	262,084
Jack in the Box Funding, LLC, 144A, Series 2019-1A-A2I	3.982%	08/25/49	496,250	507,793
Morgan Stanley Capital, Inc., Series 2004-SD2-A (1MO LIBOR + 90) (a)	1.075%	04/25/34	14,315	14,272

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments (Continued)
ASSET-BACKED SECURITIES — 8.5% (Continued)	Coupon	Maturity	Par Value	Value
New Century Home Equity Loan Trust, Series 2005-A-A4W (a)(b)	4.710%	08/25/35	$279,919	$283,642
SASCO Mortgage Loan Trust, Series 2004-GEL3 (1MO LIBOR + 96) (a)	1.135%	08/25/34	63,969	63,586
Soundview Home Equity Loan Trust, Series 2003-2-A2 (1MO LIBOR + 130) (a)	1.475%	11/25/33	548,668	544,951
Verizon Owner Trust, Series 2018-A-A-A1 (a)	3.230%	04/20/23	1,264,000	1,287,165
Verizon Owner Trust, Series 2019-A-A-A1	2.930%	09/20/23	56,000	57,496

Total Asset-Backed Securities (Cost $10,693,969)				$10,710,017

COLLATERALIZED MORTGAGE OBLIGATIONS — 35.9%	Coupon	Maturity	Par Value	Value
Federal Home Loan Mortgage Corporation — 9.6%
FHLMC, Pool #J1-2630	4.000%	07/01/25	$671,658	$712,414
FHLMC, Series 3970-HA	3.000%	02/15/26	94,739	95,401
FHLMC, Series 4674-VB	3.500%	07/15/28	1,918,452	1,996,460
FHLMC, Series 2580-PY	4.000%	03/15/33	67,489	73,386
FHLMC, Series 3664-DA	4.000%	11/15/37	677,976	717,231
FHLMC, Series 3687-CB	2.500%	11/15/38	224,954	227,650
FHLMC, Series 4103-BG	2.500%	12/15/38	146,774	147,538
FHLMC, Series 4348-ME	2.500%	06/15/39	212,161	216,278
FHLMC, Series 3597-LH	4.500%	07/15/39	439,635	470,332
FHLMC, Series 3919-BG	3.000%	08/15/39	287,187	289,795
FHLMC, Series 4219-JA	3.500%	08/15/39	106,803	109,305
FHLMC, Series 4444-CD	3.000%	08/15/39	467,168	476,082
FHLMC, Series 4790-GA	4.000%	07/15/40	1,369	1,368
FHLMC, Series 4691-LE	3.000%	01/15/41	93,600	94,298
FHLMC, Series 4288-JA	2.500%	03/15/41	330,589	331,245
FHLMC, Series 4636-EA	3.000%	03/15/41	1,402,867	1,429,230
FHLMC, Series 4532-YA	3.500%	10/15/41	89,215	89,549
FHLMC, Series 4417-HD	2.250%	11/15/41	277,079	280,787
FHLMC, Series 4312-GA	2.500%	12/15/41	210,554	217,813
FHLMC, Series 4799-MA	4.000%	03/15/42	60,681	60,757

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments (Continued)
COLLATERALIZED MORTGAGE OBLIGATIONS — 35.9% (Continued)	Coupon	Maturity	Par Value	Value
Federal Home Loan Mortgage Corporation — 9.6% (Continued)
FHLMC, Series 4764-BA	4.000%	06/15/42	$832,126	$842,752
FHLMC, Series 4828-MA	4.000%	08/15/42	62,769	62,787
FHLMC, Series 4680-KG	3.000%	09/15/42	534,149	542,582
FHLMC, Series 4886-LA	4.000%	03/15/43	575,979	581,379
FHLMC, Series 4800-UA	3.500%	12/15/44	768,730	782,478
FHLMC, Series 4938-BL	2.250%	07/25/49	1,265,971	1,307,129
				12,156,026
Federal National Mortgage Association — 8.0%
FNMA, Series 2003-48-TC	5.000%	06/25/23	39,915	41,554
FNMA, Series 2010-112 C	4.000%	10/25/25	306,469	319,957
FNMA, Series 2012-111-VA	3.500%	10/25/25	1,224,711	1,293,770
FNMA, Pool #AL0300	4.500%	06/01/26	263,169	281,450
FNMA, Series 2012-41-BA	2.500%	04/25/27	739,334	771,049
FNMA, Pool #AL4309	4.000%	10/01/28	463,556	497,059
FNMA, Series 2005-80-BA	5.000%	04/25/29	133,056	149,200
FNMA, Series 2005-109PC	6.000%	12/25/35	114,628	129,107
FNMA, Series 2013-53 CL	3.000%	06/25/37	112,930	113,950
FNMA, Series 2013-62 QA	3.000%	06/25/37	1,166,366	1,178,561
FNMA, Series 2008-17-PA	4.500%	10/25/37	338,053	362,816
FNMA, Series 2014-91-PB	3.000%	02/25/38	104,560	104,944
FNMA, Series 2008-49-PA	5.000%	04/25/38	195,628	217,765
FNMA, Series 2010-152	3.000%	05/25/39	589,150	603,758
FNMA, Series 2011-15-W (a)	3.648%	06/25/39	119,045	121,854
FNMA, Series 2013-83-A	3.500%	09/25/39	493,474	502,335
FNMA, Series 2009-94-DA	4.500%	10/25/39	505,816	546,828
FNMA, Series 2010-135EA	3.000%	01/25/40	244,286	250,235
FNMA, Series 2010-109-N	3.000%	10/25/40	354,703	380,768
FNMA, Series 2017-17-CA	3.000%	12/25/40	237,746	241,166
FNMA, Series 2012-102	4.500%	03/25/41	109,698	114,383
FNMA, Series 2015-55-QA	3.500%	10/25/42	301,037	307,101
FNMA, Series 1012-136	2.500%	11/25/42	693,847	708,420
FNMA, Series 2014-80-KA	2.000%	03/25/44	227,915	231,768
FNMA, Series 2016-72-AP	4.000%	07/25/44	618,884	642,350
				10,112,148

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments (Continued)
COLLATERALIZED MORTGAGE OBLIGATIONS — 35.9% (Continued)	Coupon	Maturity	Par Value	Value
Government National Mortgage Association — 6.2%
GNMA, Pool #GN615735	5.000%	07/15/23	$58,523	$64,819
GNMA, Series 2010-90-LJ	3.000%	10/16/37	56,537	56,816
GNMA, Series 2010-10-NH	4.000%	12/20/38	6,648	6,654
GNMA, Series 2010-115HW	3.500%	05/20/39	26,245	26,451
GNMA, Series 2011-26-PA	4.000%	07/20/40	384,750	404,046
GNMA, Series 2012-10-LD	3.000%	07/20/40	699,156	723,411
GNMA, Series 2012-32-CA	3.500%	07/20/40	665	665
GNMA, Series 2010-144PA	3.000%	09/16/40	41,339	41,435
GNMA, Series 2011-138-PJ	2.500%	06/20/41	201,001	204,689
GNMA, Series 2015-18-PA	3.000%	04/20/43	336,908	345,649
GNMA, Series 2014-184	3.000%	12/20/43	243,157	248,945
GNMA, Series 2019-024-PE	3.250%	02/20/49	1,472,537	1,512,111
GNMA, Series 2019-065	3.000%	05/20/49	1,165,629	1,195,404
GNMA, Series 2020-095-NB	4.500%	07/20/50	1,496,908	1,629,716
GNMA, Series 2018-118-A (a)	2.900%	08/16/60	1,253,491	1,294,864
				7,755,675
Non-Agency — 12.1%
Adjustable Rate Mortgage Trust, Series 2004-5-4A1 (a)	3.521%	04/25/35	941,594	942,295
American General Mortgage Loan Trust, 144A, Series 2006-1 A5 (a)	5.750%	12/25/35	13,275	13,871
American Home Mortgage Investment Trust, Series 2004-3 6A1 (b)	4.820%	10/25/34	61,762	62,426
Bank of America Funding Corporation, Series 2005-E 4A1 (a)	3.865%	03/20/35	37,611	38,151
Bunker Hill Loan Depositary Trust, 144A, Series 2019-1-A1 (a)	3.613%	10/26/48	663,682	681,235
Citigroup Mortgage Loan Trust, Inc., Series 2005-6 A1 (H15T1Y + 2.10) (a)	3.840%	09/25/35	194,147	200,032
Countrywide Home Loans, Inc., Series 2003-15 (a)	5.000%	09/25/20	19,279	18,277
Credit Suisse First Boston Mortgage Securitization, Series 2004-6-2A1 (c)	0.000%	09/25/20	12,056	2
Credit Suisse First Boston Mortgage Securitization, Series 2004-AR2 (a)	3.613%	03/25/34	258,533	264,602

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments (Continued)
COLLATERALIZED MORTGAGE OBLIGATIONS — 35.9% (Continued)	Coupon	Maturity	Par Value	Value
Non-Agency — 12.1% (Continued)
Credit Suisse First Boston Mortgage Securitization, Series 2004-AR8 (a)	2.987%	09/25/34	$175,117	$175,004
Goldman Sachs Mortgage Loan Trust, Series 2003-13 (a)	3.148%	10/25/33	65,349	66,193
Goldman Sachs Mortgage Loan Trust, Series 2004-10F (a)	5.500%	09/25/34	44,731	46,143
Goldman Sachs Mortgage Loan Trust, Series 2005-5F (1MO LIBOR + 50) (a)	0.675%	06/25/35	80,378	74,688
GSR Mortgage Loan Trust, Series 2003-7F-1A	5.250%	06/25/33	322,709	333,987
GSR Mortgage Loan Trust, Series 2005-AR6 1 (a)	3.909%	09/25/35	31,420	31,587
HarborView Mortgage Loan Trust, Series 2004-4-2A (1MO LIBOR + 56) (a)	0.721%	06/19/34	63,906	63,596
Impac CMB Trust, Series 2005-4-2A1 (1MO LIBOR + 60) (a)	0.775%	05/25/35	233,562	218,729
Impac CMB Trust, 144A, Series 2007-A-A (1MO LIBOR + 50) (a)	0.675%	05/25/37	239,775	232,243
JPMorgan Alternative Loan Trust, Series 2005-A2-1A1 (1MO LIBOR + 52) (a)	0.695%	01/25/36	608,593	607,230
JPMorgan Mortgage Trust, Series 2003-A1-4A5 (a)	3.303%	10/25/33	123,950	119,946
JPMorgan Mortgage Trust, 144A, Series 2017-2-A5 (a)	3.500%	05/25/47	1,465,379	1,484,476
JPMorgan Mortgage Trust, 144A, Series 2017-4-A-6	3.000%	11/25/48	997,035	1,000,473
JPMorgan Mortgage Trust, 144A, Series 2018-8-A3	4.000%	01/25/49	949,772	975,254
Master Adjustable Rate Mortgages Trust, Series 2004-13-2A1 (a)	4.101%	04/21/34	183,477	182,215
Master Adjustable Rate Mortgages Trust, Series 2004-6-4A6 (a)	3.094%	07/25/34	203,193	207,187

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments (Continued)
COLLATERALIZED MORTGAGE OBLIGATIONS — 35.9% (Continued)	Coupon	Maturity	Par Value	Value
Non-Agency — 12.1% (Continued)
Master Seasoned Securitization Trust, Series 2005-1-1A1 (a)	6.284%	09/25/32	$613,445	$662,250
MASTR Asset Alternative Loans Trust, Series 2003-1 2A1	6.500%	01/25/33	514,102	539,295
MASTR Asset Alternative Loans Trust, Series 2003-8-3A1	5.500%	12/25/33	264,047	269,863
MASTR Asset Securitization Trust, Series 2003-12-1A1	5.250%	12/25/24	76,577	77,745
MASTR Asset Securitization Trust, Series 2003-11 7A	5.250%	12/25/33	615,638	626,662
Merrill Lynch Credit Corporation Mortgage, Series 2003-B-A1 (1MO LIBOR + 68) (a)	0.855%	04/25/28	54,476	52,831
MLCC Mortgage Investors, Inc., Series 2003-E-A2 (6MO LIBOR + 66) (a)	0.974%	10/25/28	615,315	592,836
Nationstar Mortgage Loan Trust, 144A, Series 2013-A-A (a)	3.750%	12/25/52	455,604	469,216
PSMC Trust, 144A, Series 2018-2 (a)	3.500%	06/25/48	437,771	440,008
Sequoia Mortgage Trust, Series 2003-5-A1 (a)	0.807%	09/20/33	1,511,808	1,479,930
Sequoia Mortgage Trust, Series 2012-4-A2 (a)	3.000%	09/25/42	54,845	55,700
Sequoia Mortgage Trust, 144A, Series 2014-4-A1	3.000%	11/25/44	115,612	115,585
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12 (a)	3.256%	09/25/34	67,268	67,332
Structured Asset Mortgage Investments, Inc., Series 2004-AR3 1 (1MO LIBOR + 60) (a)	0.761%	07/19/34	561,848	548,097
Structured Asset Securities Corporation, Series 2002-9-A2 (1MO LIBOR + 60) (a)	0.775%	10/25/27	78,743	78,537

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments (Continued)
COLLATERALIZED MORTGAGE OBLIGATIONS — 35.9% (Continued)	Coupon	Maturity	Par Value	Value
Non-Agency — 12.1% (Continued)
Structured Asset Securities Corporation, Series 2003-34A (1MO LIBOR + 36) (a)	3.491%	11/25/33	$148,559	$146,943
Vendee Mortgage Trust, Series 2010-1-DA	4.250%	02/15/35	116,754	119,196
Wa-Mu Mortgage Pass-Through Certificates, Series 2003-AR7 (a)	2.682%	08/25/33	95,865	93,602
Wa-Mu Mortgage Pass-Through Certificates, Series 2003-AR8-A (a)	2.867%	08/25/33	134,298	135,056
Wa-Mu Mortgage Pass-Through Certificates, Series 2002-AR2-A (COF 11 + 125) (a)	1.932%	02/27/34	36,412	35,122
Wells Fargo Mortgage-Backed Securities, Series 2004-K-2A12 (a)	3.121%	07/25/34	21,562	21,445
Wells Fargo Mortgage-Backed Securities, Series 2004-K-2A6 (a)	3.121%	07/25/34	519,625	516,785
				15,183,878

Total Collateralized Mortgage Obligations (Cost $44,700,828)				$45,207,727

CORPORATE BONDS — 42.0%	Coupon	Maturity	Par Value	Value
Communications — 2.1%
Interpublic Group of Companies, Inc. (The)	4.000%	03/15/22	$1,210,000	$1,266,482
Sprint Spectrum Company, LLC, 144A	4.738%	03/20/25	1,280,000	1,388,301
				2,654,783
Consumer Discretionary — 3.1%
D.R. Horton, Inc.	5.750%	08/15/23	1,162,000	1,313,903
Ford Motor Credit Company	5.875%	08/02/21	550,000	561,448
International Game Technology, 144A	6.250%	02/15/22	331,000	340,093
McDonald’s Corporation, Series MTN	3.350%	04/01/23	998,000	1,069,357

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments (Continued)
CORPORATE BONDS — 42.0% (Continued)	Coupon	Maturity	Par Value	Value
Consumer Discretionary — 3.1% (Continued)
Newfield Exploration Company	5.750%	01/30/22	$625,000	$638,291
				3,923,092
Consumer Staples — 2.2%
Alimentation Couche-Tard, Inc., 144A	2.700%	07/26/22	825,000	851,610
Campbell Soup Company	8.875%	05/01/21	594,000	625,583
Constellation Brands, Inc.	2.700%	05/09/22	935,000	967,689
Procter & Gamble Company (The)	9.360%	01/01/21	350,084	362,601
				2,807,483
Energy — 1.7%
Enbridge, Inc.	4.000%	10/01/23	968,000	1,052,154
Kinder Morgan, Inc.	5.300%	09/15/20	1,045,000	1,046,782
				2,098,936
Financials — 15.4%
AerCap Ireland Capital DAC	4.500%	09/15/23	1,150,000	1,179,977
Ally Financial, Inc.	4.125%	02/13/22	1,200,000	1,242,407
Ameriprise Financial, Inc.	3.000%	03/22/22	720,000	748,122
Anthene Global Funding, 144A	2.800%	05/26/23	1,300,000	1,351,616
Ares Capital Corporation	3.750%	02/01/22	1,000,000	1,012,500
Ares Capital Corporation	3.500%	02/10/23	350,000	360,279
Aspen Insurance Holdings Ltd.	4.650%	11/15/23	1,148,000	1,229,772
Aviation Capital Group, LLC, 144A	3.875%	05/01/23	1,243,000	1,226,377
BGC Partners, Inc.	5.375%	07/24/23	995,000	1,054,226
BlackRock Capital Investment Corporation	5.000%	06/15/22	675,000	666,587
CIT Group, LLC	5.000%	08/01/23	600,000	635,280
Discover Financial Services	3.850%	11/21/22	1,040,000	1,109,904
Fidelity National Financial, Inc.	5.500%	09/01/22	362,000	394,167
First Horizon National Corporation	3.550%	05/26/23	1,245,000	1,310,012
Goldman Sachs Group, Inc.	5.250%	07/27/21	900,000	939,698
Goldman Sachs Group, Inc.	3.200%	02/23/23	250,000	266,078
Icahn Enterprises, L.P.	4.750%	09/15/24	600,000	619,500
JPMorgan Chase & Company	4.350%	08/15/21	920,000	955,765
Morgan Stanley	4.100%	05/22/23	1,127,000	1,225,316
SLM Corporation	5.125%	04/05/22	595,000	612,850
Wells Fargo & Company (SOFR + 160) (a)	1.654%	06/02/24	1,219,000	1,246,428
				19,386,861

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments (Continued)
CORPORATE BONDS — 42.0% (Continued)	Coupon	Maturity	Par Value	Value
Health Care — 1.8%
Fresenius US Finance II, Inc., 144A	4.500%	01/15/23	$551,000	$586,043
Humana, Inc.	2.500%	12/15/20	900,000	905,214
McKesson Corporation	3.650%	11/30/20	810,000	816,462
				2,307,719
Industrials — 4.7%
Air Canada Pass-Through Certificates, 144A, Series 2013-1B	5.375%	11/15/22	365,463	330,070
Air Canada Pass-Through Certificates, 144A, Series 2015-1B	3.875%	09/15/24	16,565	14,167
Air Canada Pass-Through Certificates, 144A, Series 2013-1A	4.125%	11/15/26	831,434	760,777
American Airlines Group Pass-Through Certificates, 144A, Series 2013-1B	5.625%	01/15/21	500,470	436,578
American Airlines Group Pass-Through Certificates, Series 2014-1-B	4.375%	04/01/24	993,661	699,583
American Airlines Group Pass-Through Certificates, Series 2013-1A	4.000%	01/15/27	544,741	451,085
Continental Airlines Pass-Through Certificates, Series 2000-A1	8.048%	11/01/20	8	8
Continental Airlines Pass-Through Certificates, Series 2000-2A	7.707%	10/02/22	179,276	177,152
Continental Airlines Pass-Through Certificates, Series 2001-1A1	6.703%	12/15/22	61,051	58,412
Ryder Systems, Inc.	2.500%	09/01/22	1,175,000	1,219,115
Southwest Airlines Company	4.750%	05/04/23	1,091,000	1,162,365
US Airways, Inc. Pass-Through Certificates, Series 2001-1G	7.076%	03/20/21	565,019	552,069
				5,861,381
Materials — 1.0%
Dupont de Nemours, Inc.	2.169%	05/01/23	1,214,000	1,238,047

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments (Continued)
CORPORATE BONDS — 42.0% (Continued)	Coupon	Maturity	Par Value	Value
Real Estate — 4.0%
American Campus Communities Operating Partnership, L.P.	3.750%	04/15/23	$1,340,000	$1,405,175
American Tower Corporation	3.500%	01/31/23	1,125,000	1,202,100
CyrusOne L.P.	2.900%	11/15/24	850,000	907,749
SBA Tower Trust, 144A, Series 2013-1-2	3.722%	04/15/48	74,000	76,624
SBA Tower Trust, 144A, Series 2019-1C	2.836%	01/15/50	1,370,000	1,431,649
				5,023,297
Technology — 3.6%
CA, Inc.	4.500%	08/15/23	1,295,000	1,377,576
Dell, Inc., 144A	4.420%	06/15/21	839,000	860,721
Hewlett Packard Enterprise Company	4.450%	10/02/23	1,125,000	1,241,153
Infor, Inc., 144A	1.450%	07/15/23	1,000,000	1,016,657
				4,496,107
Utilities — 2.4%
Georgia Power Company, Series A	2.100%	07/30/23	1,132,000	1,185,529
Pacific Gas and Electric Company	1.750%	06/16/22	1,230,000	1,233,962
Southern Star Central Corporation, 144A	5.125%	07/15/22	665,000	664,224
				3,083,715

Total Corporate Bonds (Cost $51,870,674)				$52,881,421

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments (Continued)
MONEY MARKET FUNDS — 2.5%	Shares	Value
Invesco Short-Term Investments Trust - Institutional Class, 0.02% (d) (Cost $3,109,646)	3,109,646	$3,109,646

Total Investments at Value — 100.2% (Cost $124,231,492)		$126,020,412

Liabilities in Excess of Other Assets — (0.2%)		(197,151)

Net Assets — 100.0%		$125,823,261

144A - Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $22,100,478 as of August 31, 2020, representing 17.6% of net assets.

COF 11 - Cost of funds for the 11th District of San Francisco.
H15T1Y - U.S. Treasury yield curve rate for U.S. Treasury note with a constant maturity of 1 year.
LIBOR - London Interbank Offered Rate.
SOFR - Secured Overnight Financing Rate.
(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of August 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(b) Step Coupon. Rate shown is the coupon in effect as of August 31, 2020.
(c) Illiquid security. Total value of illiquid securities held as of August 31, 2020 was $2, representing 0.0% (e) of net assets.
(d) The rate shown is the 7-day effective yield as of August 31, 2020.
(e) Percentage rounds to less than 0.1%.
See accompanying notes to financial statements.

FIRST WESTERN SHORT DURATION HIGH YIELD CREDIT FUND Schedule of Investments August 31, 2020
ASSET-BACKED SECURITIES — 1.3%	Coupon	Maturity	Par Value	Value
CPS Auto Trust, 144A, Series 2018-B-D	4.260%	03/15/24	$130,000	$133,548
Focus Brands Funding, LLC, 144A, Series 2018-1-A-2	5.184%	10/30/48	491,250	406,480
Total Asset-Backed Securities (Cost $537,626)				$540,028

CORPORATE BONDS — 92.4%	Coupon	Maturity	Par Value	Value
Communications — 11.4%
CB Escrow Corporation, 144A	8.000%	10/15/25	$600,000	$641,340
Clear Channel Worldwide Holdings, Inc.	9.250%	02/15/24	553,000	541,940
CSC Holdings, LLC	5.250%	06/01/24	500,000	541,250
E.W. Scripps Company (The), 144A	5.125%	05/15/25	600,000	595,500
Hughes Satellite Systems Corporation	7.625%	06/15/21	550,000	570,625
Lamar Media Corporation	5.000%	05/01/23	157,000	158,766
ORBCOMM, Inc., 144A	8.000%	04/01/24	586,000	569,885
Sprint Corporation	7.125%	06/15/24	500,000	581,105
T-Mobile USA, Inc.	6.375%	03/01/25	550,000	561,688
				4,762,099
Consumer Discretionary — 16.3%
Arrow Bidco, LLC, 144A	9.500%	03/15/24	600,000	492,000
Carvana Company, 144A	8.875%	10/01/23	600,000	628,680
Colt Merger Sub, Inc., 144A	5.750%	07/01/25	500,000	523,750
DriveTime Automotive Group, Inc./Bridgecrest, 144A	8.000%	06/01/21	338,000	335,465
Enterprise Develoment Authority (The), 144A	12.000%	07/15/24	580,000	635,100
Ford Motor Credit Company, LLC	3.664%	09/08/24	585,000	582,315
Golden Nugget, Inc., 144A	8.750%	10/01/25	650,000	482,625
Live Nation Entertainment, Inc., 144A	4.875%	11/01/24	370,000	363,562
New Red Finance, Inc., 144A	5.750%	04/15/25	500,000	533,750
Royal Caribbean Cruises Ltd., 144A	10.875%	06/01/23	300,000	330,545
Royal Caribbean Cruises Ltd., 144A	11.500%	06/01/25	300,000	347,852
Station Casinos, LLC, 144A	5.000%	10/01/25	500,000	494,065
Tesla, Inc., 144A	5.300%	08/15/25	500,000	519,440

FIRST WESTERN SHORT DURATION HIGH YIELD CREDIT FUND Schedule of Investments (Continued)
CORPORATE BONDS — 92.4% (Continued)	Coupon	Maturity	Par Value	Value
Consumer Discretionary — 16.3% (Continued)
Weekly Homes, LLC	6.000%	02/01/23	$550,000	$548,625
				6,817,774
Consumer Staples — 4.6%
Albertsons Companies, LLC	5.750%	03/15/25	500,000	513,750
Avon Products, Inc.	7.000%	03/15/23	525,000	548,625
Ingles Markets, Inc.	5.750%	06/15/23	252,000	255,780
Kronos Acquisition Holdings, Inc., 144A	9.000%	08/15/23	600,000	610,500
				1,928,655
Energy — 10.5%
Ascent Resources Utica Holdings, LLC, 144A	10.000%	04/01/22	500,000	467,500
Covey Park Energy, LLC, 144A	7.500%	05/15/25	600,000	597,000
Crestwood Midstream Partners, L.P.	6.250%	04/01/23	600,000	590,874
Diamondback Energy, Inc.	5.375%	05/31/25	347,000	361,399
Genesis Energy, L.P.	5.625%	06/15/24	615,000	542,738
Newfield Exploration Company	5.375%	01/01/26	600,000	595,874
Parsley Energy, LLC, 144A	5.375%	01/15/25	600,000	611,250
WPX Energy, Inc.	5.250%	09/15/24	600,000	611,700
				4,378,335
Financials — 14.1%
Acrisure, LLC, 144A	8.125%	02/15/24	450,000	474,750
Aviation Capital Group, LLC, 144A	3.875%	05/01/23	500,000	493,313
BlackRock Capital Investment Corporation	5.000%	06/15/22	500,000	493,768
Fortress Transportation and Infrastructure Investors, LLC, 144A	6.500%	10/01/25	612,000	593,640
Icahn Enterprises, L.P.	6.375%	12/15/25	600,000	622,500
Jeffries Finance, LLC, 144A	7.250%	08/15/24	500,000	485,000
Ladder Capital Finance Holdings, LLC, 144A	5.875%	08/01/21	330,000	328,350
MBIA, Inc.	6.400%	08/15/22	611,000	607,945
New York Community Bancorp, Inc. (3MO LIBOR + 278) (a)	5.900%	11/06/28	505,000	516,216
Oppenheimer Holdings, Inc.	6.750%	07/01/22	385,000	391,256
Oxford Finance, LLC, 144A	6.375%	12/15/22	600,000	571,722
SLM Corporation	5.125%	04/05/22	326,000	335,780
				5,914,240

FIRST WESTERN SHORT DURATION HIGH YIELD CREDIT FUND Schedule of Investments (Continued)
CORPORATE BONDS — 92.4% (Continued)	Coupon	Maturity	Par Value	Value
Health Care — 3.7%
Magellan Health, Inc. (b)	4.400%	09/22/24	$500,000	$520,000
Polaris Intermediate, 144A	8.500%	12/01/22	505,000	512,575
Surgery Center Holdings, Inc., 144A	6.750%	07/01/25	515,000	507,275
				1,539,850
Industrials — 15.8%
Air Canada Pass-Through Certificates, 144A, Series 2013-1B	5.375%	11/15/22	312,897	282,595
Air Canada Pass-Through Certificates, 144A, Series 2015-1B	3.875%	09/15/24	13,914	11,900
Air Canada Pass-Through Certificates, 144A, Series 2013-1A	4.125%	11/15/26	648,588	593,469
American Airlines Group Pass-Through Certificates, Series 2011-1A	5.250%	07/31/22	390,657	349,107
American Airlines Group Pass-Through Certificates, Series 2014-1-B	4.375%	04/01/24	949,838	668,729
American Airlines Group Pass-Through Certificates, Series 2013-2-A	4.950%	07/15/24	231,109	187,344
Colfax Corporation, 144A	6.000%	02/15/24	500,000	518,750
Continental Airlines Pass-Through Certificates, Series 2007-1A	5.983%	10/19/23	84,999	80,848
Convanta Holding Corporation	5.875%	07/01/25	490,000	509,600
Delta Air Lines, Inc.	2.600%	12/04/20	520,000	519,854
GW Honos Security Corporation, 144A	8.750%	05/15/25	600,000	609,000
Stena International S.A., 144A	6.125%	02/01/25	500,000	475,000
Stericycle, Inc., 144A	5.375%	07/15/24	400,000	418,000
U.S. Airways Pass-Through Certificates, Series 2013-1B	5.375%	05/15/23	306,176	246,401
Uber Technologies, Inc., 144A	7.500%	05/15/25	600,000	629,826
XPO Logistics, Inc., 144A	6.250%	05/01/25	500,000	533,750
				6,634,173

FIRST WESTERN SHORT DURATION HIGH YIELD CREDIT FUND Schedule of Investments (Continued)
CORPORATE BONDS — 92.4% (Continued)	Coupon	Maturity	Par Value	Value
Materials — 2.3%
Mercer International, Inc.	7.375%	01/15/25	$450,000	$462,375
U.S. Concrete, Inc.	6.375%	06/01/24	500,000	516,200
				978,575
Real Estate — 6.8%
Diversified Healthcare Trust	6.750%	12/15/21	550,000	563,156
iStar, Inc.	4.250%	08/01/25	545,000	530,012
Kennedy Wilson Holdings, Inc.	5.875%	04/01/24	500,000	506,090
NewMark Group, Inc.	6.125%	11/15/23	600,000	615,046
Park Intermediate Holdings, LLC, 144A	7.500%	06/01/25	600,000	643,500
				2,857,804
Technology — 4.9%
Change Healthcare Holdings, LLC, 144A	5.750%	03/01/25	400,000	406,000
CommScope Technologies, LLC, 144A	6.000%	06/15/25	466,000	477,748
Dell International, LLC, 144A	7.125%	06/15/24	600,000	622,500
Ingram Micro, Inc.	5.450%	12/15/24	525,000	563,058
				2,069,306
Utilities — 2.0%
NSG Holdings, LLC, 144A	7.750%	12/15/25	513,231	541,459
Southern Star Central Corporation, 144A	5.125%	07/15/22	277,000	276,677
				818,136

Total Corporate Bonds (Cost $38,049,668)				$38,698,947

FIRST WESTERN SHORT DURATION HIGH YIELD CREDIT FUND Schedule of Investments (Continued)
MONEY MARKET FUNDS — 5.4%	Shares	Value
Invesco Short-Term Investments Trust - Institutional Class, 0.02% (c) (Cost $2,271,802)	2,271,802	$2,271,802

Total Investments at Value — 99.1% (Cost $40,859,096)		$41,510,777

Other Assets in Excess of Liabilities — 0.9%		382,792

Net Assets — 100.0%		$41,893,569

144A - Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $21,326,636 as of August 31, 2020, representing 50.9% of net assets.

LIBOR - London Interbank Offered Rate.
(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of August 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(b)	Step Coupon. Rate shown is the coupon in effect as of August 31, 2020.
(c)	The rate shown is the 7-day effective yield as of August 31, 2020.
See accompanying notes to financial statements.

FIRST WESTERN FUNDS TRUST Statements of Assets and Liabilities August 31, 2020
	First Western Fixed Income Fund	First Western Short Duration Bond Fund	First Western Short Duration High Yield Credit Fund
ASSETS
Investments in securities:
At cost	$92,112,625	$124,231,492	$40,859,096
At value (Note 2)	$96,564,359	$126,020,412	$41,510,777
Receivable for capital shares sold	30,372	2	138,435
Receivable for investment securities sold	1,059,519	1,423	—
Dividends and interest receivable	546,334	723,161	654,850
Other assets	6,026	8,865	4,012
TOTAL ASSETS	98,206,610	126,753,863	42,308,074

LIABILITIES
Dividends payable	157,717	207,231	170,641
Payable for capital shares redeemed	3,426	20,984	6,494
Payable for investment securities purchased	1,566,769	634,021	204,668
Payable to Adviser (Note 4)	22,070	36,350	17,436
Payable to administrator (Note 4)	11,860	13,580	7,670
Other accrued expenses and liabilities	16,606	18,436	7,596
TOTAL LIABILITIES	1,778,448	930,602	414,505

NET ASSETS	$96,428,162	$125,823,261	$41,893,569

Net assets consist of:
Paid-in capital	$91,124,780	$125,936,651	$44,171,256
Accumulated earnings (deficit)	5,303,382	(113,390)	(2,277,687)
NET ASSETS	$96,428,162	$125,823,261	$41,893,569

PRICING OF INSTITUTIONAL SHARES (NOTE 1)
Net assets applicable to Institutional Shares	$96,428,162	$125,823,261	$41,893,569
Shares of Institutional Shares outstanding (unlimited number of shares authorized, no par value)	9,268,646	12,612,250	4,346,412
Net asset value, offering and redemption price per share (Note 2)	$10.40	$9.98	$9.64

See accompanying notes to financial statements.

FIRST WESTERN FUNDS TRUST Statements of Operations For the Year Ended August 31, 2020
	First Western Fixed Income Fund	First Western Short Duration Bond Fund	First Western Short Duration High Yield Credit Fund
INVESTMENT INCOME
Interest	$2,379,860	$2,946,420	$2,636,400
Dividends	19,750	18,328	10,377
TOTAL INCOME	2,399,610	2,964,748	2,646,777

EXPENSES
Investment advisory fees (Note 4)	427,856	380,136	313,939
Administration fees (Note 4)	68,642	85,341	33,819
Fund accounting fees (Note 4)	38,580	40,879	34,192
Pricing costs	41,204	47,903	17,950
Trustees’ fees and expenses (Note 4)	30,719	30,719	30,719
Registration and filing fees	33,196	36,245	16,497
Custodian and bank service fees	27,290	31,970	11,850
Legal fees	21,404	21,404	21,404
Audit and tax services fees	19,000	19,000	19,000
Compliance service fees (Note 4)	12,000	12,000	12,000
Transfer agent fees (Note 4)	12,000	12,000	12,000
Borrowing costs (Note 6)	41	—	—
Other expenses	16,135	17,757	14,720
TOTAL EXPENSES	748,067	735,354	538,090
Less fee reductions by the Adviser (Note 4)	(234,598)	(83,691)	(140,433)
NET EXPENSES	513,469	651,663	397,657

NET INVESTMENT INCOME	1,886,141	2,313,085	2,249,120

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) from investment transactions	1,353,621	476,023	(2,211,175)
Long-term capital gain distribution from regulated investment companies	37	35	17
Net change in unrealized appreciation (depreciation) on investments	1,501,729	440,654	394,543
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	2,855,387	916,712	(1,816,615)

NET INCREASE IN NET ASSETS FROM OPERATIONS	$4,741,528	$3,229,797	$432,505

See accompanying notes to financial statements.

FIRST WESTERN FIXED INCOME FUND Statements of Changes in Net Assets
	Year Ended August 31, 2020	Year Ended August 31, 2019
FROM OPERATIONS
Net investment income	$1,886,141	$1,839,392
Net realized gains (losses) from investment transactions	1,353,621	(44,992)
Long-term capital gain distribution from regulated investment companies	37	—
Net change in unrealized appreciation (depreciation) on investments	1,501,729	3,463,579
Net increase in net assets from operations	4,741,528	5,257,979

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Institutional Shares	(2,053,884)	(1,904,066)

FROM CAPITAL SHARE TRANSACTIONS
Institutional Shares
Proceeds from shares sold	26,132,160	29,842,461
Reinvestments of distributions to shareholders	546,468	1,048,520
Payments for shares redeemed	(9,574,735)	(17,628,296)
Net increase in net assets from capital share transactions	17,103,893	13,262,685

TOTAL INCREASE IN NET ASSETS	19,791,537	16,616,598

NET ASSETS
Beginning of year	76,636,625	60,020,027
End of year	$96,428,162	$76,636,625

CAPITAL SHARE ACTIVITY
Institutional Shares
Shares sold	2,573,391	3,050,242
Shares issued in reinvestment of distributions to shareholders	54,269	107,792
Shares redeemed	(946,430)	(1,823,354)
Net increase in shares outstanding	1,681,230	1,334,680
Shares outstanding, beginning of year	7,587,416	6,252,736
Shares outstanding, end of year	9,268,646	7,587,416

See accompanying notes to financial statements.

FIRST WESTERN SHORT DURATION BOND FUND Statements of Changes in Net Assets
	Year Ended August 31, 2020	Year Ended August 31, 2019
FROM OPERATIONS
Net investment income	$2,313,085	$3,167,198
Net realized gains (losses) from investment transactions	476,023	(280,455)
Long-term capital gain distribution from regulated investment companies	35	—
Net change in unrealized appreciation (depreciation) on investments	440,654	2,509,274
Net increase in net assets from operations	3,229,797	5,396,017

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Institutional Shares	(2,710,379)	(3,542,700)

FROM CAPITAL SHARE TRANSACTIONS
Institutional Shares
Proceeds from shares sold	40,857,841	31,940,221
Reinvestments of distributions to shareholders	956,231	2,326,812
Payments for shares redeemed	(29,485,911)	(51,398,171)
Net increase (decrease) in net assets from capital share transactions	12,328,161	(17,131,138)

TOTAL INCREASE (DECREASE) IN NET ASSETS	12,847,579	(15,277,821)

NET ASSETS
Beginning of year	112,975,682	128,253,503
End of year	$125,823,261	$112,975,682

CAPITAL SHARE ACTIVITY
Institutional Shares
Shares sold	4,131,744	3,256,693
Shares issued in reinvestment of distributions to shareholders	96,442	236,399
Shares redeemed	(2,978,524)	(5,218,474)
Net increase (decrease) in shares outstanding	1,249,662	(1,725,382)
Shares outstanding, beginning of year	11,362,588	13,087,970
Shares outstanding, end of year	12,612,250	11,362,588

See accompanying notes to financial statements.

FIRST WESTERN SHORT DURATION HIGH YIELD CREDIT FUND Statements of Changes in Net Assets
	Year Ended August 31, 2020	Year Ended August 31, 2019
FROM OPERATIONS
Net investment income	$2,249,120	$2,276,451
Net realized losses from investment transactions	(2,211,175)	(469,352)
Long-term capital gain distribution from regulated investment companies	17	—
Net change in unrealized appreciation (depreciation) on investments	394,543	194,436
Net increase in net assets from operations	432,505	2,001,535

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Institutional Shares	(2,240,751)	(2,264,201)

FROM CAPITAL SHARE TRANSACTIONS
Institutional Shares
Proceeds from shares sold	11,173,204	18,795,435
Reinvestments of distributions to shareholders	773,489	1,554,722
Payments for shares redeemed	(14,074,396)	(15,987,661)
Net increase (decrease) in net assets from capital share transactions	(2,127,703)	4,362,496

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,935,949)	4,099,830

NET ASSETS
Beginning of year	45,829,518	41,729,688
End of year	$41,893,569	$45,829,518

CAPITAL SHARE ACTIVITY
Institutional Shares
Shares sold	1,182,727	1,892,997
Shares issued in reinvestment of distributions to shareholders	78,981	157,112
Shares redeemed	(1,519,090)	(1,620,583)
Net increase (decrease) in shares outstanding	(257,382)	429,526
Shares outstanding, beginning of year	4,603,794	4,174,268
Shares outstanding, end of year	4,346,412	4,603,794

See accompanying notes to financial statements.

FIRST WESTERN FIXED INCOME FUND INSTITUTIONAL SHARES Financial Highlights
Per share data for a share outstanding throughout each year:
	Year Ended Aug. 31, 2020	Year Ended Aug. 31, 2019	Year Ended Aug. 31, 2018		Year Ended Aug. 31, 2017		Year Ended Aug. 31, 2016
Net asset value at beginning of year	$10.10	$9.60	$9.91		$9.97		$9.76

Income (loss) from investment operations:
Net investment income	0.22	0.28	0.27		0.25		0.25
Net realized and unrealized gains (losses) on investments	0.32	0.51	(0.27)		(0.00	)(a)	0.25
Total from investment operations	0.54	0.79	(0.00	)(a)	0.25		0.50

Less distributions:
From net investment income	(0.24)	(0.29)	(0.29)		(0.28)		(0.27)
From net realized gains on investments	—	—	(0.02)		(0.03)		(0.02)
Total distributions	(0.24)	(0.29)	(0.31)		(0.31)		(0.29)

Net asset value at end of year	$10.40	$10.10	$9.60		$9.91		$9.97

Total return (b)	5.45%	8.42%	0.01%		2.51%		5.25%

Net assets at end of year (000’s)	$96,428	$76,637	$60,020		$62,800		$66,869

Ratio of total expenses to average net assets (c)	0.87%	0.94%	0.95%		0.95%		0.93%

Ratio of net expenses to average net assets	0.60%	0.60%	0.60%		0.60%		0.60%

Ratio of net investment income to average net assets	2.20%	2.92%	2.77%		2.53%		2.51%

Portfolio turnover rate	43%	36%	46%		37%		38%

(a)	Rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Had the Adviser not reduced its fees, the total returns would have been lower.

(c)	Ratios were determined based on expenses prior to any fee reductions by the Adviser (Note 4).
See accompanying notes to financial statements.

FIRST WESTERN SHORT DURATION BOND FUND INSTITUTIONAL SHARES Financial Highlights
Per share data for a share outstanding throughout each year:
	Year Ended Aug. 31, 2020	Year Ended Aug. 31, 2019	Year Ended Aug. 31, 2018	Year Ended Aug. 31, 2017	Year Ended Aug. 31, 2016
Net asset value at beginning of year	$9.94	$9.80	$9.97	$9.99	$9.98

Income (loss) from investment operations:
Net investment income	0.22	0.24	0.21	0.18	0.20
Net realized and unrealized gains (losses) on investments	0.07	0.18	(0.14)	0.03	0.03
Total from investment operations	0.29	0.42	0.07	0.21	0.23

Less distributions:
From net investment income	(0.25)	(0.28)	(0.24)	(0.23)	(0.22)

Net asset value at end of year	$9.98	$9.94	$9.80	$9.97	$9.99

Total return (a)	2.95%	4.31%	0.73%	2.15%	2.35%

Net assets at end of year (000’s)	$125,823	$112,976	$128,254	$127,653	$139,748

Ratio of total expenses to average net assets (b)	0.68%	0.63%	0.65%	0.66%	0.71%

Ratio of net expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%

Ratio of net investment income to average net assets	2.13%	2.48%	2.09%	1.82%	1.96%

Portfolio turnover rate	70%	47%	51%	55%	45%

(a)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Had the Adviser not reduced its fees, the total returns would have been lower.

(b)	Ratios were determined based on expenses prior to any fee reductions by the Adviser (Note 4).
See accompanying notes to financial statements.

FIRST WESTERN SHORT DURATION HIGH YIELD CREDIT FUND INSTITUTIONAL SHARES Financial Highlights
Per share data for a share outstanding throughout each period:
	Year Ended Aug. 31, 2020	Year Ended Aug. 31, 2019	Year Ended Aug. 31, 2018	Year Ended Aug. 31, 2017	Period Ended Aug. 31, 2016 (a)
Net asset value at beginning of period	$9.95	$10.00	$10.28	$10.02	$10.00

Income (loss) from investment operations:
Net investment income	0.52	0.52	0.52	0.58	0.49
Net realized and unrealized gains (losses) on investments	(0.31)	(0.05)	(0.21)	0.26	0.02
Total from investment operations	0.21	0.47	0.31	0.84	0.51

Less distributions:
From net investment income	(0.52)	(0.52)	(0.52)	(0.58)	(0.49)
From net realized gains on investments	—	—	(0.07)	—	(0.00	)(b)
Total distributions	(0.52)	(0.52)	(0.59)	(0.58)	(0.49)

Net asset value at end of period	$9.64	$9.95	$10.00	$10.28	$10.02

Total return (c)	2.27%	4.87%	3.08%	8.63%	5.40	%(d)

Net assets at end of period (000’s)	$41,894	$45,830	$41,730	$44,897	$42,535

Ratio of total expenses to average net assets (e)	1.29%	1.25%	1.25%	1.29%	1.23	%(f)

Ratio of net expenses to average net assets	0.95%	0.95%	0.95%	0.95%	0.95	%(f)

Ratio of net investment income to average net assets	5.38%	5.29%	5.08%	5.69%	5.94	%(f)

Portfolio turnover rate	113%	86%	78%	108%	103	%(d)

(a)	Represents the period from the commencement of operations (October 1, 2015) through August 31, 2016.
(b)	Rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Had the Adviser not reduced its fees, the total returns would have been lower.

(d)	Not annualized.
(e)	Ratios were determined based on expenses prior to any fee reductions by the Adviser (Note 4).
(f)	Annualized.
See accompanying notes to financial statements.

FIRST WESTERN FUNDS TRUST

Notes to Financial Statements
August 31, 2020

1. Organization

First Western Fixed Income Fund, First Western Short Duration Bond Fund and First Western Short Duration High Yield Credit Fund (individually, a “Fund,” and, collectively, the “Funds”) are each a diversified series of the First Western Funds Trust (the “Trust”), an open-end management investment company established as an Ohio business trust under a Declaration of Trust dated April 2, 2012.

The investment objective of First Western Fixed Income Fund is total return.

The investment objective of First Western Short Duration Bond Fund is to seek a high level of income consistent with preservation of capital and liquidity.

The investment objective of First Western Short Duration High Yield Credit Fund is to seek a high level of income and capital appreciation.

Each Fund has registered two classes of shares, Institutional shares and Retail shares. As of the date of this report, Retail shares of each Fund are not currently offered. When both classes of each Fund are offered, each share class will represent an ownership interest in the corresponding Fund’s investment portfolio.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies used in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

New Accounting Pronouncement – In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), “Reference Rate Reform (Topic 840): Facilitation of the Effects of Reference Rate Reform on Financial Reporting”. ASU 2020-04 provides entities with optional guidance to ease the potential accounting burden associated with transitioning away from reference rates (e.g., LIBOR) that are expected to be discontinued. ASU 2020-04 allows, among other things, certain contract modifications to be accounted as a continuation of the existing contract. This ASU was effective upon the issuance and its optional relief can be applied through December 31, 2022. The Funds will consider this optional guidance prospectively, if applicable.

Securities valuation – Securities are generally valued at fair value using prices provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”). The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market

FIRST WESTERN FUNDS TRUST

Notes to Financial Statements (Continued)

transactions in comparable securities and various relationships between securities in determining these prices. The methods used by the independent pricing service and the quality of valuations so established are reviewed by First Western Capital Management Company (the “Adviser”) under the general supervision of the Board.

In the event that market prices are not readily available or are considered unreliable due to market or other events, the Funds value their securities and other assets at fair value using procedures approved by the Board.

Investments in registered investment companies, including money market funds, are reported at their respective net asset values (“NAVs”) as reported by those companies.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – unadjusted quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

Fixed income securities held by the Funds are typically classified as Level 2 since values are typically provided by an independent pricing service that utilizes various “other significant observable inputs,” including benchmark yields, reported trades, broker dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data and industry and market events. The inputs or methodology used are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is based on the lowest level input that is significant to the fair value measurement.

FIRST WESTERN FUNDS TRUST

Notes to Financial Statements (Continued)

The following is a summary of the investments based on inputs used to value the Funds’ investments as of August 31, 2020:

First Western Fixed Income Fund

	Level 1	Level 2	Level 3	Total
U.S. Government & Agencies	$—	$21,657,754	$—	$21,657,754
Municipal Bonds	—	848,829	—	848,829
Asset-Backed Securities	—	3,504,123	—	3,504,123
Collateralized Mortgage Obligations	—	33,112,566	—	33,112,566
Corporate Bonds	—	35,324,514	—	35,324,514
Money Market Funds	2,116,573	—	—	2,116,573
Total	$2,116,573	$94,447,786	$—	$96,564,359

First Western Short Duration Bond Fund

	Level 1	Level 2	Level 3	Total
U.S. Government & Agencies	$—	$11,402,373	$—	$11,402,373
Municipal Bonds	—	2,709,228	—	2,709,228
Asset-Backed Securities	—	10,710,017	—	10,710,017
Collateralized Mortgage Obligations	—	45,207,727	—	45,207,727
Corporate Bonds	—	52,881,421	—	52,881,421
Money Market Funds	3,109,646	—	—	3,109,646
Total	$3,109,646	$122,910,766	$—	$126,020,412

First Western Short Duration High Yield Credit Fund

	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$540,028	$—	$540,028
Corporate Bonds	—	38,698,947	—	38,698,947
Money Market Funds	2,271,802	—	—	2,271,802
Total	$2,271,802	$39,238,975	$—	$41,510,777

The Funds did not hold any derivative instruments or assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the year ended August 31, 2020.

Share valuation – The NAV per share of each class of each Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that class. The offering price and redemption price per share of each class of each Fund is equal to the NAV per share of such class.

FIRST WESTERN FUNDS TRUST

Notes to Financial Statements (Continued)

Common expenses – Common expenses of the Trust are allocated among the Funds based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

Investment income – Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are accreted or amortized using the effective interest method and recognized within interest income.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Distributions to shareholders – Dividends from net investment income are declared and paid monthly to shareholders. Net realized capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid to shareholders during the years ended August 31, 2020 and 2019 was ordinary income.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal income tax – Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, the Funds intend to distribute their taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is provided in the Funds’ financial statements.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

FIRST WESTERN FUNDS TRUST

Notes to Financial Statements (Continued)

The following information is computed on a tax basis for each item as of August 31, 2020:

	First Western Fixed Income Fund	First Western Short Duration Bond Fund	First Western Short Duration High Yield Credit Fund
Tax cost of portfolio investments	$92,109,599	$124,225,114	$40,858,020
Gross unrealized appreciation	$4,909,980	$2,187,106	$1,166,143
Gross unrealized depreciation	(455,220)	(391,808)	(513,386)
Net unrealized appreciation on investments	4,454,760	1,795,298	652,757
Undistributed ordinary income	347,501	237,482	207,685
Undistributed long-term capital gains	658,838	—	—
Accumulated capital and other losses	—	(1,938,939)	(2,967,488)
Distributions payable	(157,717)	(207,231)	(170,641)
Accumulated earnings (deficit)	$5,303,382	$(113,390)	$(2,277,687)

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments for the Funds is due to certain differences in the recognition of capital gains and losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to differing methods in the amortization of premiums on fixed income securities.

As of August 31, 2020, the Funds had the following capital loss carryforwards for federal income tax purposes:

	First Western Fixed Income Fund	First Western Short Duration Bond Fund	First Western Short Duration High Yield Credit Fund
Short-term loss carryforwards	$—	$687,773	$2,112,943
Long-term loss carryforwards	—	1,251,166	854,545
Total	$—	$1,938,939	$2,967,488

These capital loss carryforwards may be carried forward indefinitely and are available to offset net realized capital gains in future years, thereby reducing future taxable capital gain distributions.

FIRST WESTERN FUNDS TRUST

Notes to Financial Statements (Continued)

During the year ended August 31, 2020, First Western Fixed Income Fund utilized $84,046 of short-term capital loss carryforwards and $265,432 of long-term capital loss carryforwards and First Western Short Duration Bond Fund utilized $51,143 of short-term capital loss carryforwards and $14,840 of long-term capital loss carryforwards.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions taken on Federal income tax returns for all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next year. Each Fund identifies its major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the year ended August 31, 2020, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, were as follows:

	First Western Fixed Income Fund	First Western Short Duration Bond Fund	First Western Short Duration High Yield Credit Fund
Purchases of investment securities	$33,486,851	$56,581,600	$44,910,998
Proceeds from sales and maturities of investment securities	$19,758,915	$49,991,706	$48,279,710

During the year ended August 31, 2020, cost of purchases and proceeds from sales and maturities of U.S. government long-term securities were as follows:

	First Western Fixed Income Fund	First Western Short Duration Bond Fund	First Western Short Duration High Yield Credit Fund
Purchases of U.S. government long-term securities	$20,674,339	$30,142,762	$—
Proceeds from sales and maturities of U.S. government securities	$16,260,411	$24,785,551	$—

FIRST WESTERN FUNDS TRUST

Notes to Financial Statements (Continued)

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENTS

The Adviser is a wholly-owned subsidiary of First Western Financial, Inc., a publicly traded financial services company.

Under the terms of an Investment Advisory Agreement between the Trust and the Adviser, First Western Fixed Income Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at the annual rate of 0.50% of its average daily net assets. Under the terms of a separate Investment Advisory Agreement between the Trust and the Adviser, First Western Short Duration Bond Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at the annual rate of 0.35% of its average daily net assets. Under the terms of a separate Investment Advisory Agreement between the Trust and the Adviser, First Western Short Duration High Yield Credit Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at the annual rate of 0.75% of its average daily net assets.

The Adviser has contractually agreed until January 1, 2021 to reduce its investment advisory fees and to pay other operating expenses to the extent necessary to limit annual ordinary operating expenses (excluding brokerage costs, taxes, borrowing costs, interest, acquired fund fees and expenses and extraordinary expenses) to 0.60% of the average daily net assets allocable to Institutional Shares of each of First Western Fixed Income Fund and First Western Short Duration Bond Fund and to 0.95% of the average daily net assets allocable to Institutional Shares of First Western Short Duration High Yield Credit Fund. During the year ended August 31, 2020, the Adviser reduced its advisory fees by $234,598, $83,691 and $140,433 with respect to First Western Fixed Income Fund, First Western Short Duration Bond Fund and First Western Short Duration High Yield Credit Fund, respectively.

Advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Funds for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause a Fund’s ordinary operating expenses (excluding brokerage costs, taxes, borrowing costs, interest, acquired fund fees and expenses and extraordinary expenses) to exceed the agreed upon expense limitations. As of August 31, 2020, the Adviser may in the future recover advisory fee reductions and expense reimbursements totaling $664,556, $191,125 and $405,809 with respect to First Western Fixed Income

FIRST WESTERN FUNDS TRUST

Notes to Financial Statements (Continued)

Fund, First Western Short Duration Bond Fund and First Western Short Duration High Yield Credit Fund, respectively. The Adviser may recover these amounts no later than the dates stated below:

	First Western Fixed Income Fund	First Western Short Duration Bond Fund	First Western Short Duration High Yield Credit Fund
August 31, 2021	$218,064	$66,749	$136,394
August 31, 2022	211,894	40,685	128,982
August 31, 2023	234,598	83,691	140,433
	$664,556	$191,125	$405,809

Certain officers of the Trust are also officers of the Adviser.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance, and transfer agency services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies and certain costs related to the pricing of the Funds’ portfolio securities.

Pursuant to the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (“UFD”) serves as principal underwriter and exclusive agent for the distribution of shares of the Funds. UFD is a wholly-owned subsidiary of Ultimus. UFD is compensated by the Adviser (not the Funds) for its services to the Trust.

Certain officers of the Trust are also officers of Ultimus or UFD.

TRUSTEES’ COMPENSATION

Each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives from the Trust an annual fee of $30,000, payable quarterly, $1,000 for each special board meeting attended, plus reimbursement of travel and other expenses incurred in attending meetings.

Trustees who are affiliated with the Adviser do not receive compensation from the Trust. Each Fund pays its proportionate share of the Independent Trustees’ fees and expenses.

FIRST WESTERN FUNDS TRUST

Notes to Financial Statements (Continued)

PRINCIPAL HOLDERS OF FUND SHARES

As of August 31, 2020, the following shareholders owned of record 25% or more of the outstanding shares of each Fund:

NAME OF RECORD OWNERS	% Ownership
First Western Fixed Income Fund
Maril & Company (for the benefit of its customers)	95%

First Western Short Duration Bond Fund
Maril & Company (for the benefit of its customers)	94%

First Western Short Duration High Yield Credit Fund
National Financial Services, LLC (for the benefit of its customers)	97%

A beneficial owner of 25% or more of a Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6. Bank Line of Credit

First Western Fixed Income Fund and First Western Short Duration Bond Fund each have an uncommitted senior secured line of credit up to $3,500,000 with its custodian bank which expires on December 10, 2020. First Western Short Duration High Yield Credit Fund has an uncommitted senior secured line of credit up to $2,000,000 with its custodian bank which expires on December 10, 2020. All portfolio securities held by each Fund are pledged as collateral for its line of credit. Borrowings under the lines of credit bear interest at a rate per annum equal to the bank’s Prime Rate at the time of borrowing. As of August 31, 2020, the Prime Rate was 3.25%. During the year ended August 31, 2020, the First Western Fixed Income Fund incurred $41 of interest expense and fees related to borrowings. The Fund borrowed $311,000, at an interest rate of 4.75%, for one day during the year ended August 31, 2020. As of August 31, 2020, the Fund did not have any

FIRST WESTERN FUNDS TRUST

Notes to Financial Statements (Continued)

outstanding borrowings. During the year ended August 31, 2020, First Western Short Duration Bond Fund and First Western Short Duration High Yield Credit Fund did not borrow under their respective lines of credit.

7. Risks Associated with Collateralized Mortgage Obligations

First Western Fixed Income Fund and First Western Short Duration Bond Fund have each adopted a fundamental policy to concentrate its investments in collateralized mortgage obligations (“CMOs”). This means each Fund will invest at least 25% of its total assets in agency and non-agency CMOs. The Funds’ investments in CMOs are subject to prepayment risk, especially when interest rates decline. Prepayment risk is the risk that the principal on CMOs, other asset-backed securities or any fixed-income security with an embedded call option may be prepaid at any time, which could reduce yield and market value. This could reduce the effective maturity of a CMO and cause the Funds to reinvest their assets at a lower prevailing interest rate. CMOs are also subject to extension risk, which is the risk that rising interest rates will increase the effective maturity of CMOs due to the deceleration of prepayments. CMOs may also be subject to risks unique to the housing industry, including mortgage lending practices, defaults, foreclosures and changes in real estate values. The Funds’ investments in CMOs are subject to default risk, prepayment and extension risk and market risk when interest rates rise. As a result of each Fund’s policy to concentrate in CMOs, the Funds will be subject to the risks associated with these securities to a greater degree than a fund that does not concentrate in CMOs. As of August 31, 2020, First Western Fixed Income Fund and First Western Short Duration Bond Fund had 34.3% and 35.9%, respectively, of the value of their net assets invested in CMOs.

8. Risks Associated with Lower Rated Debt Securities

First Western Short Duration High Yield Credit Fund invests primarily in lower-rated debt securities (commonly called “junk” bonds). These securities are often considered to be speculative and involve greater risk of default or price changes than higher-rated securities due to changes in the issuer’s creditworthiness. Prices of lower-rated securities have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments. An economic downturn tends to disrupt the market for lower-rated securities and may adversely affect their values. Such an economic downturn may be expected to result in increased defaults by the issuers of such securities. Securities rated below Baa by Moody’s Investors Service, Inc. or BBB by Standards & Poor’s or Fitch Ratings are generally considered to be “junk” bonds.

FIRST WESTERN FUNDS TRUST

Notes to Financial Statements (Continued)

9. Risks Associated with Rule 144A Securities

Rule 144A securities are securities that are exempt from registration in compliance with the Securities Act of 1933, as amended, and the rules thereunder, and may have legal restrictions on resale. Under Rule 144A, these privately placed securities may be resold to qualified institutional buyers (“QIBs”), subject to certain conditions. An insufficient number of QIBs interested in purchasing Rule 144A securities at a particular time could adversely affect the marketability of the securities and a Fund might be unable to dispose of the securities promptly or at a reasonable price. As of August 31, 2020, First Western Fixed Income Fund, First Western Short Duration Bond Fund and First Western Short Duration High Yield Credit Fund had 12.5%, 17.6% and 50.9%, respectively, of the value of their net assets invested in Rule 144A securities.

10. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events other than the following:

On September 18, 2020, First Western Financial, Inc., the parent company of the Adviser, entered into an agreement with Lido Advisors, LLC (“Lido”) and Lido’s affiliate Oakhurst Advisors, LLC (“Oakhurst”) to sell its Los Angeles based fixed-income portfolio management team and its mutual fund business to Lido and Oakhurst. Subject to the approval of the Board, it is expected that Oakhurst Capital Management, LLC (“OCM”), a registered investment adviser jointly owned by Oakhurst and F/m Acceleration, will become the investment adviser to each of the Funds on a date yet to be determined, pursuant to Interim Advisory Agreements between the Trust and OCM with respect to the Funds.

On September 30, 2020, First Western Fixed Income Fund, First Western Short Duration Bond Fund and First Western Short Duration High Yield Credit Fund paid net investment income dividends of $0.0197, $0.0199 and $0.0486 per share, respectively, to shareholders of record on September 29, 2020.

FIRST WESTERN FUNDS TRUST

Report of Independent Registered Public
Accounting Firm

To the Shareholders and Board of Trustees of
First Western Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of First Western Funds Trust, comprising First Western Fixed Income Fund, First Western Short Duration Bond Fund, and First Western Short Duration High Yield Credit Fund (the Funds) as of August 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the four years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the each of the Funds as of August 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the period ended August 31, 2016 was audited by other auditors whose report dated October 28, 2016, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as

FIRST WESTERN FUNDS TRUST

Report of Independent Registered Public
Accounting Firm (Continued)

of August 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2017.

COHEN & COMPANY, LTD.

Cleveland, Ohio
October 29, 2020

FIRST WESTERN FUNDS TRUST

About Your Funds’ Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (March 1, 2020) and held until the end of the period (August 31, 2020).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s prospectus.

FIRST WESTERN FUNDS TRUST

About Your Funds’ Expenses (Unaudited) (Continued)

	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Net Expense Ratio(a)	Expenses Paid During Period(b)
First Western Fixed Income Fund
Based on Actual Fund Return	$ 1,000.00	$ 1,025.00	0.60%	$ 3.05
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,022.12	0.60%	$ 3.05

First Western Short Duration Bond Fund
Based on Actual Fund Return	$ 1,000.00	$ 1,013.40	0.60%	$ 3.04
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,022.12	0.60%	$ 3.05

First Western Fixed Short Duration High Yield Credit Fund
Based on Actual Fund Return	$ 1,000.00	$ 1,018.70	0.95%	$ 4.82
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,020.36	0.95%	$ 4.82

(a)	Annualized, based on each Fund’s most recent one-half year expenses.
(b)	Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

FIRST WESTERN FUNDS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-292-6775, or on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-292-6775, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit on Form N-PORT. These filings are available upon request by calling 1-800-292-6775. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov.

FIRST WESTERN FUNDS TRUST

Trustees and Officers of the Trust
(Unaudited)

Overall responsibility for management of the Trust rests with its Trustees. The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office. The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust’s day-to-day operations. The officers are elected annually.

The Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five years are as follows:

Name, Address and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies Within Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustee:
Debbie Silversmith* 1900 16th Street, Suite 1200 Denver, Colorado 80202 Year of birth: 1953	Since May 2015	Trustee	Managing Director, Chief Investment Officer-Emeritus of First Western Trust Bank since 2017. She was Chief Investment Officer of First Western Trust Bank from 2014 until 2017.	3
Independent Trustees:
John R. Hildebrand 1900 16th Street, Suite 1200 Denver, Colorado 80202 Year of birth: 1956	Since October 2019	Trustee	Retired since 2016; Partner at PricewaterhouseCoopers, a public accounting firm from 1994 until 2016.	3
Debra L. McGinty-Poteet 1900 16th Street, Suite 1200 Denver, Colorado 80202 Year of birth: 1956	Since May 2015	Trustee	Retired since 2012. Member of the Board of Trustees and chair of the audit committee of the Series Portfolios Trust, a registered open-end management investment company, from 2015 to present. Currently serves on the Board for a number of non-profit organizations.	3
E. Keith Wirtz 1900 16th Street, Suite 1200 Denver, Colorado 80202 Year of birth: 1960	Since October 2016	Trustee	Vice President and Chief Investment Officer Of Union Savings Bank of Connecticut since July 2019; Principal of Walrus Partners, LLC a registered investment adviser, from 2013 until 2019; Currently serves on the Board or Committee for a number of non-profit organizations.	3

*

Debbie Silversmith, as an affiliated person of First Western Capital Management Company, the Funds’ investment adviser, is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) under the Ivestment Company Act of 1940.

FIRST WESTERN FUNDS TRUST

Trustees and Officers of the Trust
(Unaudited) (Continued)

Name, Address and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
John E. Sawyer 1900 16th Street, Suite 1200 Denver, Colorado 80202 Year of Birth: 1969	Since February 2018	President

President of First Western Capital Management, Inc. since 2018 and Chief Investment Officer of First Western Trust since 2017; President and Chief Operating Officer of St. John’s Investment Management, LLC (2014 to 2017).

Mark Seger 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 Year of birth: 1962	Since August 2012	Vice President and Assistant Treasurer

Vice Chairman of Ultimus Fund Solutions, LLC and its Subsidiaries (except FINRA-related broker-dealer entities); Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC (the Trust’s Distributor) from 1999 until 2018.

Martin R. Dean 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 Year of birth: 1963	Since April 2016	Chief Compliance Officer	Senior Vice President, Head of Fund Compliance of Ultimus Fund Solutions, LLC (2016 to present).
Lené Simnioniw 1900 16th Street, Suite 1200 Denver, Colorado 80202 Year of birth: 1962	Since August 2012	Secretary	Corporate Secretary & Legal Administrator of First Western Financial, Inc. since 2009.
Theresa M. Bridge 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 Year of birth: 1969	Since August 2012	Treasurer	Senior Vice President, Financial Administration of Ultimus Fund Solutions, LLC since 2000.

Additional Information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call toll-free 1-800-292-6775.

FIRST WESTERN FUNDS TRUST

Approval of Current Investment Advisory Agreements (Unaudited)

The Board of Trustees of the Trust, including the Independent Trustees voting separately, reviewed and approved the continuance of the Investment Advisory Agreements (the “Advisory Agreements”) with First Western Capital Management Company for the First Western Fixed Income Fund (the “Fixed Income Fund”), the First Western Short Duration Bond Fund (the “Short Duration Bond Fund”) and the First Western Short Duration High Yield Credit Fund (the “High Yield Fund,” together with the Fixed Income Fund and the Short Duration Bond Fund, the “Funds”). First Western Capital Management Company served as the Funds’ investment adviser (the “Adviser”) until October 30, 2020. These approvals took place at a Board meeting held on July 29, 2020 at which all of the Independent Trustees were present.

In the course of their consideration of the Advisory Agreements, the Independent Trustees were advised by independent legal counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed approval of the continuance of the Advisory Agreements on behalf of the Funds. The Independent Trustees received and reviewed a variety of information related to the Funds and the Adviser that had been provided by the Adviser in response to requests of independent legal counsel on behalf of the Independent Trustees.

In considering the Advisory Agreements and reaching their conclusions with respect to the continuance of the Advisory Agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below.

(i)	The nature, extent, and quality of the services provided by the Adviser. With respect to this factor, the Independent Trustees considered the services that the Adviser provided to the Fixed Income Fund, the Short Duration Bond Fund, and the High Yield Fund. They also considered the Adviser’s responsibilities and compensation under the Advisory Agreements. Additionally, the Independent Trustees noted the background and experience of the Adviser’s key investment and operating personnel and noted that the Adviser continued to provide experienced professionals to manage the Funds’ investments. The Independent Trustees considered the Adviser’s compliance policies and procedures as well as its compliance team. After reviewing the foregoing information, the Independent Trustees determined that the quality, extent and nature of the services provided by the Adviser to each Fund were satisfactory.

(ii)	The investment performance of the Funds and the Adviser. In this regard, the Independent Trustees compared the performance of the Fixed Income Fund with the performance of the Bloomberg Barclays U.S. Aggregate Bond Index, the Fund’s primary benchmark, over various periods ended March 31, 2020. The Independent Trustees observed that the Fixed Income Fund (net of fees)

FIRST WESTERN FUNDS TRUST

Approval of Current Investment Advisory Agreements (Unaudited) (Continued)

underperformed the Bloomberg Barclays U.S. Aggregate Bond Index for the one-year, three-year and five-year periods ended March 31, 2020. The Independent Trustees were also provided with comparative performance statistics of the universe of funds categorized by Morningstar as “US Intermediate Core Bond” funds (the “Core Bond Category”), which was the category to which the Fixed Income Fund had been assigned. The Independent Trustees noted that for the one-year and three-year periods ended March 31, 2020, the Fixed Income Fund’s total return (net of fees) of 5.35% and 3.87%, respectively, lagged behind the 6.65% and the 3.96% total return, respectively, for the average fund in the Core Bond Category. However, they also noted that for the five-year period ended March 31, 2020, the Fixed Income Fund’s total return (net of fees) of 3.25% exceeded the 2.86% total return for the average fund in the Core Bond Category. In addition, the Independent Trustees commented on the consistency of the Adviser’s management of the Fixed Income Fund with the Fund’s investment objective and policies. After additional discussion, the Independent Trustees determined that the investment performance of the Fixed Income Fund had been satisfactory.

The Independent Trustees then reviewed the performance of the Short Duration Bond Fund, which was compared to the performance of the ICE BofA Merrill Lynch U.S. Corporate & Government 1-3 Years Bond Index, the Fund’s primary benchmark, over various periods ended March 31, 2020. The Independent Trustees observed that the Short Duration Bond Fund (net of fees) underperformed the ICE BofA Merrill Lynch U.S. Corporate & Government 1-3 Years Bond Index over the one-year, three-year and five-year periods ended March 31, 2020. The Independent Trustees were also provided with comparative performance statistics of the universe of funds categorized by Morningstar as “US Short Term Bond” funds (the “U.S. Short-Term Bond Fund Category”), which was the category to which the Short Duration Bond Fund had been assigned. The Independent Trustees observed that for the one-year, three-year and five-year periods ended March 31, 2020, the Short Duration Bond Fund’s total return (net of fees) of 1.40%, 1.87% and 1.87%, respectively, was higher than the 0.61%, 1.43% and 1.26% total return, respectively, for the average fund in the U.S. Short-Term Bond Fund Category. Additionally, the Independent Trustees observed the consistency of the Adviser’s management of the Short Duration Bond Fund with the Fund’s investment objective and policies. After further discussion, the Independent Trustees determined that the investment performance of the Short Duration Bond Fund had been satisfactory.

The Independent Trustees then reviewed the performance of the High Yield Fund, which was compared to the performance of the ICE BofA Merrill Lynch 1-5 Year US Cash Pay High Yield Constrained Index, the Fund’s primary

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Approval of Current Investment Advisory Agreements (Unaudited) (Continued)

benchmark, over various periods ended March 31, 2020. It was noted by the Independent Trustees that, as of March 31, 2020, the High Yield Fund (net of fees) outperformed the ICE BofA Merrill Lynch 1-5 Year US Cash Pay High Yield Constrained Index over the one-year and three-year periods. Further, the Independent Trustees were provided with comparative performance statistics of the universe of funds categorized by Morningstar as “US High Yield Bond” funds (the “High Yield Bond Fund Category”), which was the category to which the High Yield Fund had been assigned. The Independent Trustees noted that for the one-year period ended March 31, 2020, the High Yield Fund’s total return (net of fees) of -8.66% lagged behind the -7.65% total return for the average fund in the High Yield Bond Fund Category but that for the three-year period ended March 31, 2020, the Fund’s total return (net of fees) of -0.20% exceeded the -0.25% return for the average fund in the High Yield Bond Fund Category. The Trustees also commented on the consistency of the Adviser’s management of the High Yield Fund with the Fund’s investment objective and policies. Following further discussion, the Independent Trustees concluded that the investment performance of the High Yield Fund had been satisfactory.

(iii)	The costs of the services to be provided and profits to be realized by the Adviser from its relationship with the Funds. In this regard, the Independent Trustees reviewed the Adviser’s staffing, personnel and operations; the financial condition of the Adviser and the level of commitment to the Funds demonstrated by the principals of the Adviser and its parent company; each Fund’s asset levels; each Fund’s overall expenses; and each Fund’s sales and distribution plans. The Independent Trustees considered the rate of the advisory fees paid by the Funds under the Advisory Agreements and compared them to average advisory fee ratios of similar mutual funds compiled from statistics reported by Morningstar. Additionally, they compared the net operating expense ratios of the Funds with average expense ratios of funds within their respective Morningstar categories. It was noted by the Independent Trustees that the Fixed Income Fund’s advisory fee of 0.50% was higher than the average advisory fee of 0.38% for Morningstar’s Core Bond Category and its net expense ratio of 0.60% (after fee waivers) was higher than the average expense ratio for Morningstar’s Core Bond Category, which was 0.56% per annum. The Independent Trustees then considered the Adviser’s commitment to cap the Fixed Income Fund’s ordinary operating expenses at 0.60% per annum through January 1, 2022. The Independent Trustees engaged in a similar comparison for the Short Duration Bond Fund, noting that the Short Duration Bond Fund’s advisory fee of 0.35% was lower than the average advisory fee of 0.36% for Morningstar’s U.S. Short-Term Bond Fund Category and the Fund’s net expense ratio of 0.60% (after fee waivers) was higher than the average expense ratio of 0.52% for

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Approval of Current Investment Advisory Agreements (Unaudited) (Continued)

Morningstar’s U.S. Short-Term Bond Fund Category. The Independent Trustees then considered the Adviser’s commitment to cap the Short Duration Bond Fund’s ordinary operating expenses at 0.60% per annum through January 1, 2022. The Independent Trustees engaged in a similar comparison for the High Yield Fund, finding that the High Yield Fund’s advisory fee of 0.75% was higher than the average advisory fee of 0.57% for Morningstar’s High Yield Bond Funds Category and the High Yield Fund’s net expense ratio of 0.95% (after fee waivers) was higher than the average expense ratio of 0.78% for Morningstar’s High Yield Bond Funds Category. The Independent Trustees also discussed the Adviser’s commitment to cap the High Yield Bond Fund’s ordinary operating expenses at 0.95% per annum through January 1, 2022.

The Independent Trustees then considered the Adviser’s representations as they related to its revenues and expenses with respect to its services provided to the Fixed Income Fund, the Short Duration Bond Fund and the High Yield Fund for periods ended March 31, 2020. The Independent Trustees noted that the Adviser had waived a percentage of its advisory fees with respect to its services to the Funds in order to maintain each Fund’s per annum expense cap. The Independent Trustees further noted that, after deducting a reasonable allocation for employee salary and benefits from the advisory fees collected, the Funds are operating at a marginal profit to the Adviser.

At this time, the Independent Trustees directed their attention to the trailing 12-month income statement and balance sheet of the Adviser as of March 31, 2020. They also considered the Adviser’s representation that there had not been any material change to the Adviser’s financial condition since March 31, 2020. The Independent Trustees concluded that the Adviser had adequate financial resources to continue serving as the Funds’ investment adviser. The Independent Trustees considered the “fallout benefits” to the Adviser, including the additional exposure provided to the Adviser as a result of its management of the Funds. After a full discussion and consideration of the foregoing, the Independent Trustees concluded that the fees paid to the Adviser by each Fund were reasonable in light of the quality of the services received.

(iv)	The extent to which economies of scale would be realized as the Funds grow and whether advisory fee levels reflect these economies of scale for the benefit of the Funds’ investors. The Independent Trustees considered the current net assets for the Fixed Income Fund, the Short Duration Bond Fund, and the High Yield Fund as well as the expense cap arrangements between the Trust and the Adviser. The Independent Trustees observed that the Funds would need to experience considerable asset growth before the Adviser would start to receive its full advisory fees from the Funds. The Independent Trustees determined that,

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Approval of Current Investment Advisory Agreements (Unaudited) (Continued)

given the Funds’ current asset levels, it would not be relevant to consider the extent to which economies of scale were being realized and that it would not be necessary or appropriate at this time to consider adding fee breakpoints to the advisory fee schedules for the Funds.

In conclusion, the Trustees did not identify any single factor as all-important or controlling in their determination to approve the continuance of the Advisory Agreements. The Trustees, including all of the Independent Trustees, concluded that the terms of each Advisory Agreement were fair and reasonable, that the Adviser’s fees were reasonable in light of the services provided to the Funds and the benefits received by the Adviser, and that continuance of the Advisory Agreements was in the best interests of each Fund and its shareholders.

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FIRST WESTERN FUNDS TRUST

Investment Adviser

First Western Capital Management Company
1901 Avenue of the Stars
Suite 200
Los Angeles, CA 90067

Administrator

Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
1-800-292-6775

Legal Counsel

Sullivan & Worcester LLP
1666 K Street, NW
Washington, D.C. 20006

Distributor

Ultimus Fund Distributors, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Custodian

U.S. Bank, N.A.
425 Walnut Street
Cincinnati, OH 45202

Board of Trustees

Debbie Silversmith
John R. Hildebrand
Debra L. McGinty-Poteet
E. Keith Wirtz

Executive Officers

John Sawyer, President, Principal Executive Officer
Mark Seger, Vice President
Theresa M. Bridge, Treasurer
Lené Simnioniw, Secretary
Martin R. Dean, Chief Compliance Officer

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has two audit committee financial experts serving on its audit committee. The names of the audit committee financial experts are Keith Wirtz, Debra McGinty-Poteet and John R. Hildebrand. Messrs. Wirtz and Hildebrand and Ms. McGinty-Poteet are “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $42,300 and $40,500 with respect to the registrant’s fiscal years ended August 31, 2020 and 2019, respectively.

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $11,100 and $10,500 with respect to the registrant’s fiscal years ended August 31, 2020 and 2020, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	With respect to the fiscal years ended August 31, 2020 and 2019, aggregate non-audit fees of $11,100 and $10,500, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations for nominations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing and addressed to the Committee at the registrant’s offices. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics
Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Western Funds Trust

By (Signature and Title)*		/s/ John E. Sawyer
John E. Sawyer, President and Principal Executive Officer

Date	November 5, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ John E. Sawyer
John E. Sawyer, President and Principal Executive Officer

Date	November 5, 2020

By (Signature and Title)*		/s/ Theresa M. Bridge
Theresa M. Bridge, Treasurer and Principal Accounting Officer

Date	November 5, 2020

*	Print the name and title of each signing officer under his or her signature.